SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a party other than the Registrant ☐
Check the appropriate box:
☑       Preliminary proxy statement
☐       Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐       Definitive proxy statement
☐       Definitive additional materials
☐       Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
INTERNET COMMERCE CORPORATION
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of filing fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(c)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

INTERNET COMMERCE CORPORATION
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092
(678) 533-8000
November      , 2005
Dear Stockholder:
      You are cordially invited to attend the annual meeting of stockholders of Internet Commerce Corporation for the fiscal year ending July 31, 2005, which will be held on Wednesday, January 4, 2006 at 10:00 a.m., Eastern Time, at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092. At the annual meeting, we will transact and act upon such business as described in the Notice of Annual Meeting of Stockholders and the Proxy Statement following this letter and give a current report on our business.
      We hope that you will be able to attend the annual meeting in person. Whether or not you plan to attend, to ensure that your vote is counted, please mark, date and sign the enclosed proxy card and return it to us as soon as possible in the enclosed prepaid envelope. If you have any questions or need assistance in voting your shares, please call Jim Leimbach at (678) 533-8000.
      The Board of Directors and management look forward to seeing you at the annual meeting.

Sincerely yours,

/s/ Thomas J. Stallings

Thomas J. Stallings
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 AMENDMENT OF THE BYLAWS
PROPOSAL 3 ADOPTION OF INTERNET COMMERCE CORPORATION 2005 STOCK INCENTIVE PLAN
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 4 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
CODE OF ETHICS
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS
STOCK PRICE PERFORMANCE GRAPH
FORM 10-K EXHIBITS
OTHER MATTERS
ANNEX A
ANNEX B

INTERNET COMMERCE CORPORATION
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092
(678) 533-8000
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
       NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Internet Commerce Corporation (the “Company”) will be held at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, at 10:00 a.m., Eastern Time, on Wednesday, January 4, 2006 (the “Annual Meeting”), for the following purposes:

1. to elect three directors to the Company’s Board of Directors;

2. to approve the proposed amendments to the Company’s Bylaws to provide for the annual election of directors;

3. to approve the Internet Commerce Corporation 2005 Stock Incentive Plan;

4. to ratify the appointment of Tauber & Balser, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006; and

5. to transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
      The Board of Directors has fixed the close of business on November 7, 2005 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s executive offices, located at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092 during the ten days before the Annual Meeting.

By Order of the Board of Directors,

/s/ Glen E. Shipley

Glen E. Shipley
Secretary
Norcross, Georgia
November      , 2005

INTERNET COMMERCE CORPORATION
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092

PROXY STATEMENT
FOR THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JANUARY 4, 2006

INFORMATION CONCERNING SOLICITATION AND VOTING
      The Board of Directors of Internet Commerce Corporation, a Delaware corporation (the “Company”), is soliciting your proxy for use at the Company’s annual meeting of stockholders (the “Annual Meeting”), to be held at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, at 10:00 a.m., Eastern Time, on Wednesday, January 4, 2006, and any postponement or adjournment thereof.
      The term “proxy materials,” includes this Proxy Statement, the enclosed proxy card and a copy of the Company’s Annual Report on Form 10-K for the fiscal year ending July 31, 2005.
      The Company intends to mail the proxy materials on or about November 28, 2005 to all of its stockholders entitled to vote. The Company has fixed the close of business on November 7, 2005 as the record date (the “Record Date”) for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment thereof.
Stockholders Entitled to Vote
      Only holders of record of the Company’s Class A Common Stock, Series C Preferred Stock and Series D Preferred Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting.
      On the Record Date, the Company had 19,542,219 shares of Class A Common Stock, 10,000 shares of Series C Preferred Stock and 250 shares of Series D Preferred Stock issued and outstanding, respectively. Each holder of Class A Common Stock is entitled to one vote for each share held on the Record Date, each holder of Series C Preferred Stock is entitled to 44.76 votes for each share held on the Record Date and each holder of Series D Preferred Stock is entitled to 769.23 votes for each share held on the Record Date. Holders of Series C and D Preferred Stock are entitled to vote together with the holders of the Class A Common Stock as a single class.
Voting Procedures
      The purpose of this Annual Meeting is to consider and vote upon the proposals that are listed in the accompanying Notice of Annual Meeting of Stockholders and further described in this Proxy Statement. You can vote on each proposal by filling out and returning the enclosed proxy card in the enclosed envelope or by attending the Annual Meeting in person.
      Voting by Mail. By signing and returning the enclosed proxy card in accordance with the instructions on the proxy card, you are authorizing the individuals named on the proxy card, known as “proxies,” to vote your shares at the Annual Meeting in the manner indicated on the proxy card. The Company encourages you to sign and return the enclosed proxy card even if you plan to attend the Annual Meeting in person to ensure that your shares are voted if you are unable to attend the Annual Meeting. If your shares are held in “street name,” meaning that they are held for you by a broker, bank or other nominee, you will receive a copy of the proxy materials as well as voting instructions from your broker, bank or other nominee explaining how you can vote your shares by mail. You should vote your shares in accordance with those instructions.

      Your shares will be voted in accordance with the instructions indicated on the proxy card. If you sign and return the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

•	FOR the nominees for election to the Board of Directors;

•	FOR the adoption of the proposed amendments to the Company’s Bylaws, as amended to date, (the “Bylaws”) to provide for the annual election of directors;

•	FOR the adoption of the Internet Commerce Corporation 2005 Incentive Stock Plan; and

•	FOR the ratification of the appointment of Tauber & Balser, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006.
      If you receive more than one proxy card and hold your shares in multiple accounts, please complete and return each proxy card in accordance with the instructions set forth therein to ensure that all of your shares are voted. The Company encourages you to consolidate multiple accounts by contacting your broker, bank or other nominee, if you hold your shares through a nominee account, or otherwise through the Company’s transfer agent, American Stock Transfer & Trust Company at 1-800-937-5449. Please note that shares held in certain types of accounts cannot be consolidated with other accounts. For example, retirement and non-retirement accounts generally cannot be consolidated.
      Voting in Person at the Annual Meeting. If you plan to attend the Annual Meeting and vote in person, the Company will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name on the Record Date, you are considered a stockholder of record as of the Record Date and you have the right to vote in person at the Annual Meeting. If your shares are held in “street name” and you wish to vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from your broker, bank or other nominee authorizing you to vote the shares.
Revoking Your Proxy
      You may revoke your proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy in any one of the following ways:

•	sign and return another proxy card bearing a later date;

•	provide written notice of the revocation to Glen E. Shipley, the Company’s Secretary, at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092; or

•	attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.
Quorum Requirement
      The holders of a majority of the total votes represented by shares of the Company’s Class A Common Stock, Series C Preferred Stock and Series D Preferred Stock outstanding on the Record Date, whether present at the Annual Meeting in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The shares held by each stockholder who signs and returns the enclosed proxy card will be counted as present for the purposes of determining the presence of a quorum at the meeting, whether or not the stockholder abstains on all or any proposal to be acted on at the meeting. Abstentions and broker non-votes (as defined below) both will be counted toward for the quorum requirement.
Votes Required for Each Proposal
      The vote required and method of calculation for the proposals to be considered at the Annual Meeting are as follows:

•	Proposal 1 — Election of Directors. The election of each of the nominees listed in Proposal 1 requires the vote of a plurality of the votes cast at the Annual Meeting.

•	Proposal 2 — Amendments to the Bylaws to Provide for the Annual Election of Directors. The adoption of the amendments to the Bylaws to provide for the annual election of directors requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Annual Meeting and voting on Proposal 2.

•	Proposal 3 — Approval of the Internet Commerce Corporation 2005 Incentive Stock Plan. The adoption of the Internet Commerce Corporation 2005 Incentive Stock Plan requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Annual Meeting and voting on Proposal 3.

•	Proposal 4 — Ratification of the Appointment of Tauber & Balser, P.C. as the Company’s Independent Registered Public Accounting Firm. The ratification of the appointment of Tauber & Balser, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006 requires the affirmative vote of a majority of the votes present, in person or by proxy, at the Annual Meeting and voting on Proposal 4.
      You may either vote “for” or “withhold” your vote for the election of any nominee as a director. You may vote “for,” “against” or “abstain” from voting on Proposals 2, 3 and 4.
Abstentions and Broker Non-Votes
      If you return a signed proxy card indicating an abstention from voting on a proposal, the shares so represented by the proxy card will be counted as present toward the quorum requirement, but such shares will not be voted on the proposal. Because the directors are elected by a plurality of the votes cast, the nominees who receive the most votes for the available directorships will be elected as directors. Accordingly, an abstention will have no effect on the election of directors. If you abstain from voting on the other proposals (Proposals 2, 3 and 4), your abstention will not be counted as having been voted on these proposals and will have no effect on such proposals.
      If your shares are held in “street name” and you do not give instructions to your broker, bank or other nominee, your broker, bank or other nominee can vote your shares with respect to “discretionary” items, including Proposals 1 (Election of Directors) and 4 (Ratification of Appointment of Independent Registered Public Accounting Firm), but not with respect to Proposals 2 and 3, which are “non-discretionary” items. Discretionary items are proposals considered routine under applicable rules on which your broker, bank or other nominee may vote shares held in street name in the absence of your voting instructions.
      A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. To the extent your broker, bank or nominee submits a broker non-vote with respect to your shares on a proposal, your shares will be counted toward the quorum requirement, but will not be deemed having voted on that proposal. Accordingly, broker non-votes will have no effect on the outcome of the vote with respect to Proposals 2 and 3.
Proxy Solicitation Costs
      The Company will bear the entire cost of soliciting proxies to be voted at the Annual Meeting, including the preparation, printing and mailing of proxy materials. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone, telegram or facsimile. No additional compensation will be paid to such persons for such solicitation.
      The Company will reimburse brokers, banks and other nominees for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

Deadline for Receipt of Stockholder Proposals for the Fiscal 2007 Annual Meeting
      As a stockholder, you may be entitled to present proposals for action at the annual meeting of stockholders to be held in fiscal 2007 if you comply with the requirements of the Bylaws. You may contact the Company’s Secretary at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092 for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals. Proposals of the stockholders intended to be presented for consideration at the Company’s fiscal 2007 annual meeting of stockholders must be received by the Company at its principal executive offices no later than Monday, July 10, 2006 in order to be eligible for inclusion in the proxy materials relating to that meeting. If a stockholder fails to provide timely notice of a proposal to be presented at the fiscal 2007 annual meeting, the Company may exclude such stockholder proposal from its proxy materials.
      For any proposal that is not submitted for inclusion in the next year’s proxy materials (as described in the preceding paragraph), but is instead sought to be presented directly at the fiscal 2007 annual meeting, the Bylaws require stockholders to give advance notice of such proposal. The required notice must be given no more than 120 days and no less than 75 days in advance of the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to the Company’s fiscal 2007 annual meeting of stockholders, the Bylaws require notice to be received by the Company at its executive offices at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092, as early as July 8, 2006 but no later than September 6, 2006.
PROPOSAL 1
ELECTION OF DIRECTORS
Introduction
      The Bylaws provide that a maximum of ten directors may serve on the Company’s Board of Directors. The Board of Directors is currently classified into three classes, each referred to as a “Class,” having staggered terms of three years each. Of the current directors, two Class I directors have terms expiring at the fiscal 2007 annual meeting, two Class II directors have terms expiring at the fiscal 2008 annual meeting and three Class III director have terms expiring at this Annual Meeting.
      The Board of Directors has nominated Paul D. Lapides as a Class I director, and Richard J. Berman and Arthur R. Medici as Class III directors at this Annual Meeting. Donald R. Harkleroad and Kim D. Cooke are currently Class I directors whose terms expire at the fiscal 2007 annual meeting. John S. Simon and Thomas J. Stallings are currently Class II directors whose terms expire at the fiscal 2008 annual meeting. If elected at this Annual Meeting, Mr. Lapides will serve as a Class I director until the fiscal 2007 annual meeting and Messrs Berman and Medici will serve as Class III directors until the fiscal 2009 annual meeting and until their respective successors are elected and qualified.
      If the stockholders approve the Board of Directors’ proposal to amend the Bylaws to provide for the annual election of directors, as more fully described under “Proposal 2 — Amendments to the Bylaws,” then the term of all directors, including those elected at this Annual Meeting, will end at the fiscal 2007 annual meeting, and all directors will thereafter be elected for one-year terms.
      If you sign and return the enclosed proxy, your shares will be voted for Messrs Berman, Medici and Lapides, unless you indicate on your proxy card that you are withholding your vote for a nominee. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy may be voted for a substitute nominee designated by the Board of Directors to fill the vacancy. The Company has no reason to believe that any of the nominees for election will not be available to serve his prescribed term.
      The name of each current director and the nominees for election as directors and certain background information about such persons as of November 7, 2005 is set forth below. Information as to stock ownership of each current director and the nominees for election as directors is set forth below under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.”
Vote Required for Approval
      The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect the four nominees as directors. This means that the four nominees will be elected if they receive more affirmative votes than any other person.
      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE NOMINEES FOR ELECTION AS DIRECTORS AT THE ANNUAL MEETING AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED ABOVE.
Nominee to Serve as a Class I Director
      Effective July 8, 2005, Charles C. Johnston voluntarily resigned as a Class I director of the Company. Mr. Johnston did not resign due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Board of Directors has nominated Paul D. Lapides for election at the Annual Meeting, as a Class I director, to complete the unexpired term of Mr. Johnston.
      Paul D. Lapides, age 50, has served as a member of the Board of Directors since October 2005. He is Director of the Corporate Governance Center at the Michael J. Coles College of Business at Kennesaw State University, where he has been a professor of management and entrepreneurship since 1993. He currently serves as a director on the boards of directors of Sun Communities Inc. (NYSE: SUI), where he chairs the audit committee, and The Board of Directors Network, Inc. Mr. Lapides is a member of the Advisory Board of the National Association of Corporate Directors and served on the NACD’s Blue Ribbon Commission on Audit Committees in 1999. A certified public accountant, he is the author or co-author of more than 100 articles and seven books on management and directors’ responsibilities. Mr. Lapides received a BS with honors in economics from The Wharton School of the University of Pennsylvania and an MBA from New York University.
Nominees to Serve as Class III Directors
      Arthur R. Medici, age 56, has served as the Company’s Chief Operating Officer since April 2004 and has served as a director since November 1996. From December 2001 until April 2004, Mr. Medici served as President and Chief Executive Officer of Logilent, a venture backed software developer of tools for network management, training and engineer certification. Logilent was acquired by Toolwire, Inc. in May 2003. From June 2000 until December 2001, Mr. Medici was President and Chief Executive Officer of SmartSoft, a software company that developed innovative approaches for teaching, reading and assessing vocational aptitude while also acting as an advisor to management of a variety of companies in the Internet and telecommunications businesses. From February 1999 until June 2000, Mr. Medici was the Senior Vice President of Marketing of Cable & Wireless USA, Inc., the United States subsidiary of a global telecommunications company. From November 1996 until September 1998, Mr. Medici was President and Chief Executive Officer of the Company, and he remained President of the Company until February 1999. Prior to November 1996, Mr. Medici held various senior executive roles with such companies as The Thomson Corporation, NEC Information Systems and International Business Machines Corporation.
      Richard J. Berman, age 63, joined the Company in September 1998 as Chairman and Chief Executive Officer and served as the Company’s Chief Executive Officer from 1998 until June 1999. Mr. Berman’s business career spans thirty-five years of venture capital, management and merger and acquisitions experience. Mr. Berman is Chairman of Financial Services Corporation and of Candidate Resources, Inc., the leading provider of HR services over the Internet. Mr. Berman is a director of the following public companies: International Microcomputer Software, Inc. (OTCBB: IMSI.OB); NexMed, Inc. (Nasdaq: NEXM); MediaBay, Inc. (Nasdaq: MBAY); Dyadic International, Inc. (OTCBB: DYAD.OB), and GVI Security Solutions, Inc. (OTCBB: GVIS.OB). Previously, Mr. Berman

worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leverage Buyout Departments; created the largest battery company in the world by merging Prestolite, General Battery and Exide to form Exide (NYSE); helped create what is now the Soho district of New York City by developing five buildings; and advised on over $4 billion of M&A transactions. Mr. Berman is a former director of the Stern School of Business of New York University.
      Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. None of the nominees for election as a director nor any continuing director has any family relationship with any other director or any executive officer of the Company.
Continuing Class I Directors
      Donald R. Harkleroad, age 61, joined the Company as a director in June 2004 following the Company’s acquisition of Electronic Commerce Systems, Inc., of which Mr. Harkleroad was Chairman. Mr. Harkleroad is the founder and President of The Bristol Company, a diversified investment and management holding company formed in 1983, and is an officer and director of several of its subsidiaries and affiliated companies. Additionally, Mr. Harkleroad serves on the board of directors of Summit Bank Corporation and Phoenix Group Corporation. Mr. Harkleroad is also a transactional lawyer and private investor with extensive management, investment and entrepreneurial experience.
      Kim D. Cooke, age 50, is a founding partner and Managing Director of Blue Water Capital, L.L.C., a private venture capital firm, founded in 1996. Mr. Cooke has served on the Company’s Board of Directors since December 2000. Mr. Cooke serves on the boards of directors of Tech Enterprises Inc. (Techbooks), Verus Financial Management, Inc. and Streampipe, Inc., and he is an Advisory Board member to the Washington Global Fund. Mr. Cooke is a transactional lawyer and private equity investor with extensive business and legal experience. Mr. Cooke also serves as a director of several not-for-profit organizations. Mr. Cooke was appointed the Company’s “lead” director in November 2003, and as Chairman of the Board in September 2005.
Continuing Class II Directors
      John S. Simon, age 48, joined the Company as a director in October 2004. Mr. Simon has been the Chief Executive Officer of afterBOT, Inc. since 2002. afterBOT is the leader in using digital receipt technology to improve the internal operations of retailers while providing real time visibility into sales performance that enables retailers and their suppliers to improve the efficiency of their supply chain while making it consumer demand driven. Mr. Simon has more than 23 years of experience in the retail industry, including 14 years with QRS Corporation, of which he became a Founder in 1988. While at QRS, Mr. Simon developed, sold, implemented and operated the leading data synchronization, electronic commerce, supply chain company ultimately supporting over 9,000 customers in the general merchandise, grocery/ CPG and consumer durables segments of the retail industry. Mr. Simon was also formerly a director of Electronic Commerce Systems, Inc., which was acquired by the Company in June 2004.
      Thomas J. Stallings, age 58, joined the Company in December 2003 as Chief Operating Officer, in which position he served until April 2004, when he was appointed Chief Executive Officer. Mr. Stallings has also served on the Company’s Board of Directors since June 2004. Prior to joining the Company, Mr. Stallings spent seven years in the management of venture capital backed or privately held technology companies. Mr. Stallings was the president and chief operating officer of CoreHarbor, from October 2002 to June 2003, where his efforts led to the effective merger between CoreHarbor and USinternetworking Inc. From 1999 to 2002, Mr. Stallings served as president and chief executive officer of Cambar Software Inc. and was successful in completing a sale of the company to a private investment group in November 2002. From 1997 to 1999, Mr. Stallings served as president and chief executive officer of Analytika, Inc., where he effectively grew this early stage software development firm and completed the sale of the company in late 1999 to Dendrite International. From 1995 to 1996, Mr. Stallings was a vice president with Oracle, responsible for sales and marketing to Oracle’s top enterprise customers in the telecommunications industry. Prior to 1996, Mr. Stallings held progressively responsible management and executive positions at IBM.

Executive Officers
      The following individuals serve as the Company’s executive officers as of November 7, 2005:

Name	Position

Thomas J. Stallings(1)	Chief Executive Officer
David C. Hubbard	Chief Technology Officer
Arthur R. Medici(2)	Chief Operating Officer
Glen E. Shipley	Chief Financial Officer
Teresa A. Deuel	Sr. Vice President, Customer Communications, Support and Service

(1)	Information for Thomas J. Stallings is provided above under “Continuing Class II Directors.”

(2)	Information for Arthur R. Medici is provided above under “Nominees to Serve as Class III Directors.”
      David C. Hubbard, age 49, has been the Chief Technology Officer of the Company since April 1997. Mr. Hubbard has more than 20 years of large systems design experience. Prior to joining the Company, Mr. Hubbard was the chief technology officer of Track Data Corp., a financial services company that provides direct access brokerage, real-time financial market data, news, and research to investors. During his 14 years at Track Data, Mr. Hubbard directed engineering for its real-time market ticker feeds and data analysis systems, handling most of the world’s stock, options and commodity exchanges, as well as most major national and international news services. Mr. Hubbard began his career at Data General.
      Glen E. Shipley, age 55, joined the Company as Chief Financial Officer in November 2004. From March 2004 until November 2004, Mr. Shipley served as a financial consultant to several commercial enterprises. From May 2003 to March 2004, Mr. Shipley served as Chief Financial Officer of Melita International, Inc., which was acquired by Concerto Software, Inc. From February 2002 to May 2003, Mr. Shipley served as a consultant for various software and genomics companies on operational and financial issues. From October 2000 to January 2002, Mr. Shipley served as Chief Financial Officer and Administrative Officer for eshare communications, Inc., a leading provider of integrated customer interaction and intelligent call management solutions, which was later acquired by divine, Inc. From October 1998 to September 2000, Mr. Shipley served as Chief Financial Officer and Secretary of Vanishing Point, Inc., a venture backed start-up company that utilized advanced technology to deliver aesthetic medical treatments in retail settings. Mr. Shipley is a certified public accountant and is a current member of the bar in Washington State.
      Teresa A. Deuel, age 44, joined the Company as Vice president of Corporate Strategy in June 2004. In May 2005, Ms. Deuel was appointed Senior Vice President, Customer Communications, Support and Service. From March 2000 to April 2004, Ms. Deuel was Vice President of Marketing for Camber Software, a supply chain software and services company. From 1983 through February 2000, Ms. Deuel had various positions with the IBM Corporation ending as a North America Brand Manager for IBM PC Direct.
Board of Directors and Committee Meetings
      The Board of Directors held eight meetings during the fiscal year ending July 31, 2005. All of the Company’s directors attended at least 75% of the aggregate number of the meetings of the Board of Directors and any applicable committee held while they were members of the Board of Directors or the applicable committee. The Board of Directors has standing audit, compensation and nominating/corporate governance committees.
      Because the Company schedules its Board of Directors meeting in conjunction with the annual meeting of stockholders, members of the Board of Directors are invited to the annual meeting of stockholders, and seven directors attended the 2004 annual meeting.

      The following table shows the membership of the standing committees of the Board of Directors as of November 7, 2005:

Nominating/Corporate
Name	Audit	Compensation	Governance

Richard J. Berman	X	X
Kim D. Cooke(1)		X	X
Donald R. Harkleroad(2)	X		X
Arthur R. Medici(3)
John S. Simon(4)		X
Paul D. Lapides(5)	X		X

(1)	Mr. Cooke served as a member of the Compensation Committee until October 2004 and resumed membership in September 2005 and was a member of the Audit Committee until September 2005.

(2)	Mr. Harkleroad was appointed to the Nominating/ Corporate Governance Committee in October 2004 and to the Audit Committee in September 2005.

(3)	Mr. Medici served as a member of the Compensation Committee until March 2004.

(4)	Mr. Simon was appointed to the Compensation Committee in October 2004.

(5)	Mr. Lapides was appointed to the Audit Committee and Nominating/ Corporate Governance Committee in October 2005.
Audit Committee
      The Audit Committee consists of Messrs. Lapides (Chairman), Berman and Harkleroad, each of whom are non-employee directors, and its responsibilities include acting as the liaison between the Company and its independent public accountants and performing such other functions as are set forth in the Audit Committee Charter. Mr. Johnston served as Chairman of the Audit Committee until he resigned in July 2005, Mr. Cooke served as a member of the Audit Committee until September 2005, and Mr. Lapides has served as Chairman of the Audit Committee since October 2005. During the fiscal year ending July 31, 2005, the Audit Committee met four times. The report of the Audit Committee for the 2005 fiscal year can be found beginning on page 28 of this Proxy Statement. All present members of the Audit Committee satisfy the independence and experience requirements applicable to members of the audit committee of a NASDAQ-traded company, as well as the audit committee independence standards established by the Securities and Exchange Commission (the “SEC”). The Board of Directors has determined that Mr. Lapides is an “audit committee financial expert” and “independent” as defined by the applicable rules of the SEC.
      The Board of Directors has adopted an Audit Committee Charter, which was previously attached and included as Annex A to the definitive proxy statement for the 2003 annual meeting of stockholders filed with the SEC on November 26, 2003.
Compensation Committee
      The Compensation Committee consists of Messrs. Simon (Chairman), Berman and Cooke, each of whom are non-employee directors, and its responsibilities include the granting of options under and the administration of the Company’s Amended and Restated Stock Option Plan, reviewing and approving the compensation of the executive officers and such other employees of the Company as are assigned to the Compensation Committee by the Board of Directors and making recommendations to the Board of Directors with respect to standards for setting compensation levels. Mr. Johnston served as a member of the Compensation Committee until he resigned in July 2005. During the Company’s fiscal year ending July 31, 2005, the Compensation Committee met two times. The report of the Compensation Committee on Executive Compensation for the 2005 fiscal year can be found beginning on page 26 of this Proxy Statement.

Nominating/ Corporate Governance Committee
      The Nominating/ Corporate Governance Committee (the “Committee”) consists of Messrs. Harkleroad (Chairman), Cooke and Lapides, each of whom have been determined by the Board of Directors as independent within the meaning of Rule 4200(a)(15) of the NASD listing standards and the applicable rules of the SEC. Mr. Cooke serves as Chairman of the Committee. The Committee met once in the fiscal year ending July 31, 2005. The Board of Directors has adopted a Nominating and Corporate Governance Committee Charter, which was previously attached and included as Annex B to the definitive proxy statement for the 2004 annual meeting of stockholders filed with the SEC on January 25, 2005.
      Function. The function of this Committee is to assist the Board of Directors by: (1) developing and recommending to the Board of Directors for approval criteria for the selection of nominees for election or appointment to the Board of Directors, (2) recommending director nominees for election or appointment to the Board of Directors consistent with criteria approved by the Board of Directors, (3) recommending to the Board of Directors appropriate director nominees for board committees, (4) recommending compensation for non-employee directors for their service on the Board of Directors and committees of the Board of Directors, (5) developing and recommending to the Board of Directors corporate governance principals applicable to the Company, (6) developing and recommending to the Board of Directors procedures to permit more effective communication from stockholders to the Board of Directors, and (7) leading the Board of Directors and its committees in their annual review of performance.
      Director Qualification. In identifying qualified individuals to become members of the Board of Directors, the Committee selects candidates whose attributes it believes would be most beneficial to the Company. The Committee evaluates each individual’s experience, integrity, competence, diversity, skills and dedication in the context of the needs of the Board of Directors.
      Identification and Evaluation of Director Candidates. The Committee identifies, screens and recommends a qualified slate of nominees to the Board of Directors for election each fiscal year based on the qualifications set forth above and the need to fill vacancies or expand the size of the Board of Directors. The Committee generally identifies director nominees through the personal, business and organizational contacts of existing directors and management. However, the Committee may use a variety of sources to identify director nominees, including third-party search firms, counsel, advisors and stockholder recommendations. Candidates recommended by the Company’s stockholders are generally evaluated in the same manner as candidates from other sources.
      Stockholder Nominations for Director. The Committee has developed and recommended provisions that address the process by which a stockholder may recommend and nominate a candidate to stand for election to the Board of Directors at the Company’s annual meeting of stockholders. Generally, stockholders desiring to make such recommendations should submit a written notice of the recommendation to the Chief Executive Officer of the Company. In order for any nomination notice to be considered timely for next year’s annual meeting of stockholders, the written notice must be received by the Chief Executive Officer of the Company not less than 75 days nor more than 120 days in advance of the first anniversary of the previous year’s annual meeting of stockholders. Stockholders may contact the Chief Executive Officer at the Company’s executive offices for a copy of the relevant provisions regarding the requirements for nominating director candidates.
      In fiscal year 2005, the Committee considered the Company’s current directors and other candidates to fill the slate of nominees for election to the Board of Directors. Based on an evaluation of the background, skills and areas of expertise represented by the various candidates, the Committee determined that the new candidate, Paul D. Lapides, and the current Class III directors possess the appropriate mix of skills and experience and recommended that Messrs. Lapides, Medici and Berman be elected to the Board of Directors. Mr. Lapides was identified and brought to the attention of the Committee through the Company’s Chief Financial Officer, Glen Shipley, after both he and Mr. Lapides served on a panel discussion of the Sarbanes-Oxley Act of 2002.

Communication with Board of Directors
      Stockholders and other interested parties may communicate with the Board of Directors by sending their correspondence to:

Internet Commerce Corporation, Non-Management Directors
c/o Chairman of Nominating/ Corporate Governance Committee
Internet Commerce Corporation
6025 The Corners Parkway, Suite 100
Norcross, Georgia 30092
Compensation Committee Interlocks and Insider Participation
      No interlocking relationship exists between any member of the Board of Directors or the Compensation Committee and any other company’s board of directors or compensation committee.
Director Compensation
      The Company’s outside directors are entitled to receive annual compensation of $36,000 for serving on the Board of Directors. This compensation is payable, at the discretion of the Company, in cash or shares of the Company’s Class A Common Stock. During fiscal year 2005, members of the Board of Directors elected to receive and the Company accrued an aggregate of $216,000 for shares of the Company’s Class A Common Stock, the number of shares to be determined by the Company’s share price as of the day of grant. The Company expects to issue such shares to the members of the Board of Directors following the adoption by the stockholders of the Internet Commerce Corporation 2005 Stock Incentive Plan. The directors are also reimbursed for all reasonable expenses incurred by them in connection with serving as directors of the Company.
PROPOSAL 2
AMENDMENT OF THE BYLAWS
      The Board of Directors recommends that the Company’s Bylaws be amended to eliminate the classified structure of the board and allow for the annual election of all directors.
      Article II, Section 1 of Company’s Bylaws currently provides that:

•	the Board of Directors shall be divided into three classes as nearly equal in number as possible; and

•	each class of directors shall hold office for a three-year term.
      The Board of Directors has determined that the Bylaws should be amended to repeal these provisions of Article II and to make certain other conforming changes to the Bylaws (the “Amendments to Bylaws”). The proposed Amendments to Bylaws are attached to this Proxy Statement as Annex A.
      Proponents of a classified board structure believe that classification assures the continuity and stability of management and policies, as a majority of the directors at any given time would have prior experience as the directors of the Company. In addition, a classified board of directors has the effect of making it more difficult for a potential acquirer to gain control of a board of directors without the approval or cooperation of incumbent directors and, therefore, may deter unfriendly and unsolicited takeover proposals and proxy contests. Proponents also argue that longer terms of directors under the classified board structure promote the independence of non-management directors by insulating them from outside short-term influences and reducing the threat that a director who refuses to conform will not be re-nominated.
      A classified board of directors also makes it more difficult for stockholders to change a majority of directors even if a majority of stockholders are dissatisfied with the performance of incumbent directors. Many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing these policies, that all directors should be equally accountable at all times for the company’s performance and that the will of the majority of stockholders should not be impeded by a classified board.
      In deciding to recommend the Amendments to Bylaws, the Board of Directors considered stockholder views concerning this matter, reexamined the arguments for and against continuation of the classified board, and determined that it is in the Company’s best interests to eliminate its classified board.
      If the stockholders approve the Amendments to Bylaws, then each director elected at this Annual Meeting will hold office for a one-year term until the fiscal 2007 annual meeting, subject to his or her earlier resignation, removal or death. In addition, each of the remaining directors will also stand for election at the fiscal 2007 annual meeting. In that regard, each of the Company’s remaining directors has agreed to shorten his existing term so that it concludes at the fiscal 2007 annual meeting if the Amendments to Bylaws are approved by the stockholders. In addition, any director appointed by the Board of Directors to fill any newly created directorship or vacancy on the Board of Directors will hold office for a term ending at the next annual meeting.
      If stockholders do not approve the Amendments to Bylaws, the Board of Directors will remain classified. The nominees for Class III directors as listed in Proposal 1, if elected at the Annual Meeting, will serve a three-year term expiring at the fiscal 2009 annual meeting, while Mr. Lapides, if elected, will serve as a Class I director until the fiscal 2007 annual meeting. All other directors will continue in office for the remaining of their full three-year term, subject to their earlier resignation, removal or death.
      The affirmative vote of a majority of the votes present at the Annual Meeting in person or by proxy and voting on this proposal is required to approve the Amendments to Bylaws.
      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE AMENDMENTS TO BYLAWS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE AMENDMENTS TO BYLAWS TO PROVIDE FOR ANNUAL ELECTION OF DIRECTORS.
PROPOSAL 3
ADOPTION OF INTERNET COMMERCE CORPORATION 2005 STOCK INCENTIVE PLAN
Purpose of the Plan
      The purpose of the Internet Commerce Corporation 2005 Stock Incentive Plan (the “2005 Plan”) is to promote the long-term success of the Company and its subsidiaries and to increase stockholder value by:

•	attracting and retaining key employees and directors of outstanding ability;

•	encouraging key employees and directors to focus on long-range objectives; and

•	further aligning the interests of key employees and directors with the stake of the stockholders.
      In furtherance of these objectives, the Board of Directors, upon the recommendation of the Compensation Committee, has adopted the 2005 Plan, subject to approval by the stockholders at this Annual Meeting. A summary of the 2005 Plan is set forth below. This summary is, however, qualified in its entirety by and subject to the more complete information set forth in the 2005 Plan, a copy of which is attached hereto as Annex B.
Maximum Aggregate Shares Issuable under the 2005 Plan
      The total shares of Class A Common Stock subject to the 2005 Plan shall not exceed the sum of 2,000,000 shares plus any shares that were reserved and available for issuance under the Company’s Amended and Restated Stock Option Plan (the “Amended Plan”), as of the effective date of the 2005 Plan. To date, there are 1,173,233 shares of Class A Common Stock that remain available for issuance under the Amended Plan. The Board of Directors will terminate the Amended Plan upon the approval by the stockholders of the 2005 Plan. A description of the Amended Plan is contained herein under the caption “Internet Commerce Corporation Amended and Restated Stock Option Plan” beginning on page 20.
      The numbers of shares reserved under the 2005 Plan are subject to adjustment in the event of a change in the capitalization of the Company. The total number of shares covered by the 2005 Plan represents 16% of the shares of Class A Common Stock outstanding as of November 7, 2005. The 2005 Plan also provides that no person may be granted stock incentives covering more than 500,000 shares during any calendar year.
      To the extent any shares covered by an stock incentive remains unissued after the award is canceled, exchanged or expires unexercised, then such shares of Class A Common Stock may again be available for use under the 2005 Plan.
Term of the 2005 Plan
      The 2005 Plan became effective when adopted by the Board of Directors in November 2005, provided that the stockholders of the Company must approve the 2005 Plan within 12 months after such effective date. Unless the 2005 Plan is earlier terminated in accordance with its provisions, no stock incentives will be granted under the 2005 Plan after the earlier of November      , 2015, or the date on which all of the shares reserved for the 2005 Plan have been issued or are no longer available for use under the 2005 Plan. However, if approved by the stockholders, the 2005 Plan will continue in effect until all outstanding stock incentives have been exercised in full or are no longer exercisable.
Administration of the 2005 Plan
      The Board of Directors has appointed the Compensation Committee to administer the 2005 Plan in accordance with its provisions. The Board of Directors and the Compensation Committee will have full power to:

•	select eligible participants to receive awards under the 2005 Plan;

•	determine the sizes and types of stock incentives to awarded under the 2005 Plan;

•	determine the terms and conditions of such awards;

•	interpret the 2005 Plan and any agreement or instrument entered into under the 2005 Plan;

•	establish, amend or waive rules or regulations for the administration of the 2005 Plan;

•	amend the terms and conditions of any outstanding stock incentives as allowed under the 2005 Plan; and

•	make all other determinations or take such other actions as may be necessary or advisable for the administration of the 2005 Plan.
      Notwithstanding the foregoing, only the Compensation Committee comprised solely of two or more directors, each of whom is both an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended, may grant stock incentives that will (1) meet the performance-based exception from the tax deductibility limitations of Section 162(m) of the Code or (2) be exempt from Section 16(b) of the Securities Exchange Act of 1934.

Types of Stock Incentives
      The Board of Directors and the Compensation Committee may grant the following stock incentives under the 2005 Plan (each individually, a “Stock Incentive”):

•	stock options to purchase shares of Class A Common Stock, including options intended to qualify under Section 422 of the Code (“incentive stock options”) and options not intended to qualify under Section 422 of the Code (“non-qualified stock options”);

•	restricted stock awards;

•	restricted stock units; and

•	stock appreciation rights.
      Each of the above Stock Incentives will be evidenced by a stock incentive agreement executed by the Company and the eligible recipient, in such form and with such terms and conditions as the Compensation Committee may, pursuant to the provisions of the 2005 Plan, determine in their discretion from time to time.
Eligible Recipient
      Awards of Stock Incentives under the 2005 Plan may be made to employees of the Company and its subsidiaries, non-employee directors, and consultants or advisors that provide services (other than the offering, sale or marketing of the Company’s securities) to the Company or its subsidiaries (collectively, the “Participants”). Only employees are eligible to receive a grant of incentive stock options.
Provisions Applicable to Stock Options
      Exercise Price. With respect to each grant of an incentive stock option to a Participant who is not a stockholder holding more than 10% of the Company’s total voting stock (“ten-percent stockholder”), the exercise price will not be less than the fair market value of the shares, which is equal to the closing sales price of the Class A Common Stock on the Nasdaq SmallCap Market on the grant date (“Fair Market Value”). With respect to each grant of an incentive stock option to a recipient who is a ten-percent stockholder, the exercise price will not be less than 110% of the Fair Market Value of the shares. The closing sales price of the Company’s Class A Common Stock on November 7, 2005 was $2.60.
      Option Term. Stock options may not be exercised after the tenth anniversary of the grant date, except that any incentive stock option granted to a ten-percent stockholder may not be exercised after the fifth anniversary of the grant date.
      Transferability Restrictions. A stock option issued under the 2005 Plan may not be transferable or assignable except by the laws of descent and distribution and may be exercisable only by the Participant. However, a non-qualified stock option may be transferred by the Participant as a bona fide gift to his or her spouse, lineal descendant or ascendant, siblings and children by adoption.
      Payment. Payment for shares purchased pursuant to exercise of a stock option may be made in cash or by delivery to the Company of a number of shares that have been owned and completely paid for by the Participant for at least six months prior to the date of exercise, or a combination thereof. In addition, the stock option may be exercised through a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Board of Governors of the Federal Reserve System, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. Except as otherwise provided in the 2005 Plan, payment must be made at the time that the stock option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the Participant. Unless prohibited by the Sarbanes-Oxley Act of 2002, in the sole discretion of the Compensation Committee, a stock option may be exercised by delivery to the Company of a promissory note executed by the Participant, with such other terms and conditions as the Compensation Committee may determine. Other methods of payment may also be used if approved by the Compensation

Committee in its sole and absolute discretion and provided for under the related stock incentive agreement.
      Repricing of Stock Options. The Compensation Committee may approve the repricing of all or any portion of outstanding stock options granted under the 2005 Plan without the additional approval of the stockholders.
Provisions Applicable to Stock Appreciation Rights
      Terms, Conditions and Restrictions. A stock appreciation right is a contractual right whereby the Participant, without payment to the Company (except for any applicable withholding or other taxes), receives cash, shares, a combination thereof, or such other consideration as the Compensation Committee may determine, in an amount equal to the excess of the Fair Market Value per share on exercise date over the exercise price per share for that stock appreciation right. The exercise price per share for the stock appreciation price will not be less than the Fair Market Value of the shares at the grant date. No stock appreciation right may be granted under the 2005 Plan without careful consideration of the impact of Section 409A of the Code upon the Company and the Participant.
      Transferability Restrictions. No stock appreciation right granted under the 2005 Plan may be transferred, pledged, assigned or otherwise alienated other than by will or the laws of descent and distribution and may be exercisable only by the Participant. However, a stock appreciation right may also be transferred by the Participant as a bona fide gift to his or her spouse, lineal descendant or ascendant, siblings and children by adoption.
Provisions Applicable to Restricted Stock Awards
      Terms, Conditions and Restrictions. The Compensation Committee may determine the terms, conditions, restrictions and other provisions of each restricted stock award. Restricted stock awards issued under the 2005 Plan may have restrictions that lapse based upon the service of a Participant, or based upon the attainment of performance goals established pursuant to the business criteria listed in 2005 Plan, or based upon any other criteria that the Compensation Committee may determine appropriate. The Compensation Committee may require a cash payment from the Participant in exchange for the grant of a restricted stock award or may grant a restricted stock award without the requirement of a cash payment.
      Transferability Restrictions. A restricted stock award may not be transferred by the Participant, other than by will or by the laws of descent and distribution.
      Voting, Dividends and Other Rights. Unless the related stock incentive agreement provides otherwise, recipients of restricted stock awards are entitled to vote and to receive dividends during the periods of restriction.
Provisions Applicable to Restricted Stock Units
      Terms, Conditions and Restrictions. A restricted stock unit entitles the Participant to receive one share of Class A Common Stock at such future time and upon such terms as specified by the Compensation Committee in the applicable stock incentive agreement. Restricted stock units issued under the 2005 Plan may have restrictions that lapse based upon the service of a Participant, or based upon other criteria that the Compensation Committee may determine appropriate. The Compensation Committee may require a cash payment from the recipient in exchange for the grant of a restricted stock unit or may grant a restricted stock unit without the requirement of a cash payment.
      Transferability Restrictions. A restricted stock unit may not be transferred by the recipient, other than by will or by the laws of descent and distribution.
      Voting, Dividends and Other Rights. Unless the related stock incentive agreement provides otherwise, recipients of restricted stock units are not entitled to vote and to receive dividends until they become owners of the shares pursuant to their restricted stock units.

Change of Control
      Upon the occurrence of a “change in control” (as defined in the 2005 Plan), with respect to any Stock Incentive granted under this 2005 Plan that is not so assumed or substituted (a “Non-Assumed Stock Incentive”), the Board of Directors or the Compensation Committee may, at its discretion, (i) accelerate the vesting and/or exercisability of such Non-Assumed Stock Incentive; (ii) cancel any such Non-Assumed Stock Incentive that has not vested nor become exercisable as of the effective date of the change in control; (iii) cancel such Non-Assumed Stock Incentive in exchange for its in-the-money value, if any, as determined in the 2005 Plan; (iv) cancel such Non-Assumed Stock Incentive after providing the opportunity to exercise such Stock Incentive prior to the change of control; or (v) cancel any Non-Assumed Stock Incentive that does not have any in-the-money value.
Amendment and Termination
      The Board of Directors or the Compensation Committee may suspend, terminate or amend this 2005 Plan from time to time; except that certain amendments as specified in the 2005 Plan may not be made without the approval of the stockholders of the Company, including an amendment to increase the number of shares reserved and issuable under the 2005 Plan, to extend the term of the 2005 Plan, or to decrease the minimum exercise price of any Stock Incentive. The Board of Directors or the Compensation Committee may also modify, amend or cancel any Stock Incentive granted under the 2005 Plan, including the repricing of any outstanding Stock Options granted under the 2005 Plan; provided, however, that without the consent of the Participant affected, no such modification, amendment or cancellation may diminish the rights of such Participant under the Stock Incentive previously granted under the 2005 Plan.
Federal Income Tax Consequences
      The following is a brief description of the material United States federal income tax consequences associated with Stock Incentives under the 2005 Plan. It is based on existing United Sates laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a Participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the Participant may reside, or all possible tax consequences of the receipt or exercise of stock rights under the Plan, which consequences may vary depending upon a participant’s individual tax and financial circumstances.
      Incentive Stock Options. An option holder has no tax consequences upon issuance or, generally, upon exercise of an incentive stock option (“ISO”). However, the excess of the fair market value of the shares transferred upon the exercise of an ISO over the exercise price for such shares generally will constitute an item of alternative minimum tax adjustment to the option holder for the year in which the option is exercised, and thus may increase the federal income tax liability of the option holder as a result of the exercise of an ISO under the alternative minimum tax rules of the Code. An option holder will recognize income when he sells or exchanges the shares acquired upon exercise of an ISO. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the requisite holding periods expire two years after the date of grant of the ISO and one year after the date of acquisition of the Common Stock pursuant to the exercise of the ISO.
      If an option holder disposes of the Common Stock acquired pursuant to exercise of an ISO before the expiration of the requisite holding periods, the option holder will recognize ordinary income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. However, if the option holder is subject to suit under Section 16(b) of the Securities Exchange Act of 1934 (the short swing profits rule), the option holder will recognize ordinary income in an amount equal to the difference between the option price and the lesser of (i) the fair market value of the shares as of a later date (such later date being the earlier of (1) the expiration of six months from the date of exercise, or (2) the first day on which the disposition of such property would not subject such option holder to suit under Section 16(b) of the

Securities Exchange Act of 1934, unless the option holder makes a timely Code §83(b) election in which event the fair market value of the shares will be determined on the date of exercise) and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates. If the sale price of the shares is greater than the fair market value on the date of exercise, the difference will be recognized as gain by the option holder and taxed at the applicable capital gains rate. If the sale price of the shares is less than the option price, the option holder will recognize a capital loss equal to the excess of the option price over the sale price. Such capital gain or loss will be treated as long-term or short-term capital gain or loss depending upon whether the holding period applicable to the long-term capital assets has been satisfied.
      For these purposes, the use of shares acquired upon exercise of an ISO to pay the option price of another option (whether or not it is an ISO) will be considered a disposition of the shares. If this disposition occurs before the expiration of the requisite holding periods, the option holder will have the same tax consequences as are described above in the preceding paragraph. If the option holder transfers any such shares after holding them for the requisite holding periods or transfers shares acquired pursuant to exercise of a nonqualified stock option (“NQSO”) or on the open market, he generally will not recognize any income upon the exercise. Whether or not the transferred shares were acquired pursuant to an ISO and regardless of how long the option holder has held such shares, the basis of the new shares received pursuant to the exercise will be computed in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option’s exercise) is considered exchanged under Code §1036 and the rulings thereunder. Accordingly, these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other nonstock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder’s holding period with respect to such shares commences upon exercise.
      An option holder may have tax consequences upon exercise of an ISO if the aggregate fair market value of shares of the Common Stock subject to ISOs that first become exercisable by an option holder in any one calendar year exceeds $100,000. If this occurs, the excess shares will be treated as though they are subject to a NQSO instead of an ISO. Upon exercise of an option with respect to these shares, the option holder will have the tax consequences described below with respect to the exercise of NQSOs.
      There will be no tax consequences to the Company upon issuance or, generally, upon exercise of an ISO. However, to the extent that an option holder recognizes ordinary income upon exercise, as described above, the Company generally will have a deduction in the same amount, provided the Company satisfies applicable federal income tax reporting requirements or the option holder actually reports such income on his or her federal income tax return.
      Non-Qualified Stock Option. Neither the Company nor the option holder has income tax consequences from the issuance of NQSOs. Generally, in the tax year when an option holder exercises NQSOs, the option holder recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the option price for such shares. However, if the option holder is subject to suit under Section 16(b) of the Securities Exchange Act of 1934 (the short swing profits rule), the option holder recognizes ordinary income in the amount by which the fair market value of the shares determined as of a later date exceeds the option price for such shares, with such later date being the earlier of (i) the expiration of six months from the date of exercise, or (ii) the first day on which the disposition of such property would not subject such option holder to suit under Section 16(b) of the Securities Exchange Act of 1934, unless the option holder makes a timely Code §83(b) election, in which event the fair market value of the shares will be determined on the date of exercise. The Company generally will be entitled to a deduction in the same amount as the ordinary income recognized by the option holder in the Company’s tax year during which the option holder recognizes ordinary income, provided the Company satisfies applicable federal income tax reporting requirements or the option holder actually reports such income on his or her federal income tax return.

      If a NQSO issued under the Plan does not have an exercise price that is greater than or equal to the fair market value of the stock subject to the NQSO as of the date of grant of the NQSO, then such NQSO issued under the Plan generally would be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A. Even if a NQSO issued under the Plan does have an exercise price that is greater than or equal to the fair market value of the stock subject to the NQSO as of the date of grant of the NQSO, if there is some additional deferral feature within the NQSO, then such NQSO might be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A. If this were to occur, the above-discussed tax consequences would be dramatically changed. The Company does not intend to issue any NQSO that might be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A.
      Depending upon the period shares of Common Stock are held after exercise, the sale or other taxable disposition of the shares acquired through the exercise of a NQSO generally will result in a short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares when the NQSO was exercised (or if the option holder was subject to Section 16(b) of the Securities Exchange Act of 1934 and did not make a timely Code §83(b) election, the fair market value on the delayed determination date, if applicable.)
      Special rules apply to an option holder who exercises a NQSO by paying the exercise price, in whole or in part, by the transfer of shares of Common Stock to the Company. If an option holder exercises a NQSO by paying the option price with previously acquired Common Stock, the option holder will generally recognize income (relative to the new shares he is receiving) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code §1036 and the rulings thereunder. Accordingly, no gain or loss is recognized upon the exchange, and the new shares received in the exchange obtain the same holding period and the same basis the option holder had in the old tendered shares. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the option holder will recognize income on those new shares equal to their fair market value less any nonstock consideration tendered.
      The excess new shares received will obtain a basis equal to the amount of income recognized by the option holder by exercise, increased by any nonstock consideration tendered. Their holding period for the excess new shares commences upon the exercise of the option.
      Stock Appreciation Rights. At the time a stock appreciation right (“SAR”) is granted, a SAR holder will recognize no taxable income, and there are no tax consequences to the Company. The SAR holder will recognize taxable income at the time the SAR is exercised in an amount equal to the amount of cash and the fair market value of the shares of the Common Stock received upon such exercise. However, if the SAR holder is subject to suit under Section 16(b) of the Securities Exchange Act of 1934 (the short swing profits rule), the SAR holder will recognize taxable income at the time the SAR is exercise in an amount equal to the amount of cash received upon exercise and the fair market value (determined as of the earlier of (i) the expiration of six months from the date of exercise, or (ii) the first day on which the disposition of such property would not subject such SAR holder to suit under Section 16(b) of the Securities Exchange Act of 1934, unless the SAR holder makes a timely Code §83(b) election) of the Common Stock received upon such exercise. The income recognized on exercise of a SAR will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction with respect to the exercise of a SAR in an amount equal to the amount of ordinary income recognized by the SAR holder upon such exercise, provided the Company satisfies applicable federal income tax reporting requirements or the SAR holder actually reports such income on his or her federal income tax returns. Any gain or loss upon the disposition of the Common Stock acquired pursuant to the exercise of a SAR will qualify as short-term or long-term capital gain or loss depending on how long the SAR holder holds the Common Stock before such disposition.
      If a SAR issued under the plan does not have an exercise price that is greater than or equal to the fair market value of the stock subject to the SAR as of the date of grant of the SAR, then such SAR issued under the Plan generally would be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A. Even if a SAR issued under the Plan does have an exercise price that is greater than or equal to the fair market value of the stock subject to the SAR as of the date of grant of the SAR, or if there is some additional deferral feature within the SAR, the SAR will be considered to be a “nonqualified deferred compensation plan” under Code §409A. If this were to occur, the above-discussed tax consequences for a SAR would be dramatically changed. The Company does not intend to issue any SAR which might be considered a “nonqualified deferred compensation plan” subject to taxation under Code §409A.
      Restricted Stock Awards and Restricted Stock Units. A holder of restricted stock will recognize income upon its receipt, but generally only to the extent that it is not subject to a substantial risk of forfeiture. If the restricted stock is subject to restrictions that lapse in increments over a period of time, so that the holder becomes vested in a portion of the shares as the restrictions lapse, the holder will recognize income in any tax year only with respect to the shares that become nonforfeitable during that year. If a holder of restricted stock cannot sell the Common Stock without being subject to suit under Section 16(b) of the Securities Exchange Act of 1934 (the short swing profits rule), the Common Stock will be treated as subject to a substantial risk of forfeiture. The income recognized will be equal to the fair market value of those shares, determined as of the time that the restrictions on those shares lapse. That income generally will be taxable at ordinary income tax rates. The Company generally will be entitled to a deduction in an amount equal to the amount of ordinary income recognized by the holder of the restricted stock, provided the Company satisfies applicable federal income tax reporting requirements or the holder of the restricted stock actually reports such income on his or her federal income tax return.
      Alternatively, a holder of restricted stock may make a timely Code §83(b) election to recognize ordinary income for the taxable year in which he receives an award of restricted stock in an amount equal to the fair market value of all shares of restricted stock awarded to his (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates. At the time of disposition of the shares, a holder who has made such an election will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. A timely Code §83(b) election must be made within 30 days after the transfer of the restricted stock to the holder. The Company generally will be entitled to a deduction equal to the amount of ordinary income recognized by the holder at the time of his election, provided the Company satisfies applicable federal income tax reporting requirements or the employee actually reports such income on his or her federal income tax return.
      Cash dividends paid to a holder of restricted stock prior to the date the restricted stock is no longer subject to a substantial risk of forfeiture or is forfeited are treated as ordinary income of the holder of restricted stock in the year received. Depending upon the period that shares of Common Stock are held after receipt by a holder of restricted stock, the sale or other taxable disposition of such shares will result in short-term or long-term capital gain or loss equal to the difference between the amount realized on such disposition and the fair market value of such shares generally (i) when the restricted stock is no longer subject to a substantial risk of forfeiture, or (ii) upon receipt if a timely Code §83(b) election was made with respect to the shares.
      Limitation on Tax Deductions for the Company. Notwithstanding the preceding provisions, no federal income tax deduction is allowed for compensation paid to a “covered employee” in any taxable year of the Company to the extent that such compensation exceeds $1,000,000. The $1,000,000 limitation is reduced (but not below zero) by the amount (if any) that would have been included in the compensation of a covered employee for a taxable year but for being disallowed by reason of being a golden parachute payment under Code §280G. (See “Golden Parachute Payments” below.) For this purpose, “covered employees” are generally the chief executive officer of the Company and the four highest compensated officers of the Company, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or stock appreciation rights, or the receipt of restricted stock. This deduction limitation does not apply to compensation that is commission based compensation, performance based compensation or compensation that would not be includable in an employee’s gross income.
      Regulations indicate that compensation attributable to a stock option or a stock appreciation right generally will satisfy the limitation exception for performance based compensation if the grant or award is made by a compensation committee composed of “outside” directors, the plan under which the option or right is granted states the maximum number of shares with respect to which the options or rights may be granted during a specified period to any employee, and, under the terms of the option or right, the amount of compensation the employee could receive is based solely on an increase in the value of the stock after the date of the grant or award. Stock options and stock appreciation rights granted under the Plan may possibly satisfy these requirements, depending upon the specific terms, provisions, restrictions and limitations of such options or rights.
      Awards under the Plan generally may satisfy the limitation exception for performance based compensation if (1) compensation received under the award is paid solely on account of, and contingent upon, the attainment of one or more pre-established, objective performance goals established by a compensation committee, (2) the material terms of the performance goal under which the compensation is to be paid must be disclosed to, and subsequently approved by, the shareholders before the compensation is paid, and (3) the compensation committee must certify in writing prior to payment of the compensation that the performance goals and other material terms have been satisfied.
      ERISA. The Plan is not, and is not intended to be, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), as it does not provide either welfare benefits or a deferral of income for periods extending to the termination of employment or retirement.
      Golden Parachute Payments. Under Code §280G, no federal income tax deduction is allowed to a corporation for “excess parachute payments” made to “disqualified individuals,” and receipt of such payments subject the recipient to a 20% excise tax under code §4999. For this purpose, “disqualified individuals” are generally officers, shareholders or highly compensated individuals performing services for a corporation, and the term “excess parachute payments” generally includes payments in the nature of compensation which are contingent on a change in the ownership or effective control of a corporation, to the extent that such payments (in present value) exceed three times the payee’s average annual taxable compensation from the corporation for the previous five years. Certain payments with respect to non-publicly traded corporations, payments for reasonable compensation for services rendered after a Change of Control and payments from qualified plans are generally not included in determining “excess parachute payments.”
New Plan Benefits
      The Stock Incentives that would be granted under the 2005 Plan to the eligible recipients are subject to the discretion of the Board of Directors, the Compensation Committee or management of the Company and are therefore not determinable at this time. Notwithstanding the foregoing, during fiscal year 2005, members of the Company’s Board of Directors have accrued the right to receive an aggregate of $216,000 worth of shares of the Company’s Class A Common Stock. The Company expects to issue such shares to the members of the Board of Directors following the adoption by the stockholders of the 2005 Plan.
Vote Required for Approval
      The affirmative vote of a majority of the votes present at the Annual Meeting in person or by proxy and voting on this proposal is required to approve the 2005 Plan.
      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 2005 PLAN AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE 2005 PLAN.

Equity Compensation Plans
      The following table provides information regarding the Company’s equity compensation plans as of July 31, 2005. The table does not include any shares of common stock that may be issued under the Company’s 2005 Plan if approved by the stockholders at the Annual Meeting.
EQUITY COMPENSATION PLAN INFORMATION

	Number of Securities		Number of Securities (In
	(In Thousands) to be	Weighted-Average	Thousands)Remaining
	Issued Upon Exercise of	Exercise Price of	Available for Future
	Outstanding Options,	Outstanding Options,	Issuance Under Equity
Plan Category	Warrants and Rights	Warrants and Rights	Compensation Plans

Equity compensation plans approved by security holders(1)	4,809	$2.65	1,120
Equity compensation plans not approved by security holders (2)	732	$14.05	—
Total	5,541	$4.16	1,120

(1)	Includes stock options to purchase 37,681 shares of Class A Common Stock with a weighted average exercise price of $5.20 per share under the Employee Stock Option plan of Research Triangle Commerce, Inc, or RTCI, which was assumed in connection with the Company’s acquisition of RTCI on November 6, 2000.

(2)	Includes stock options to purchase 150,000 shares of Class A Common Stock and warrants to purchase 582,310 shares of Class A Common Stock issued pursuant to individual compensation arrangements. These stock options have a weighted average exercise price of $60.00 per share and were awarded to a former president and chief executive officer of the Company under an employment contract. The warrants are described in Note 9, Stockholders’ Equity, of the Notes to Consolidated Financial Statements included elsewhere in the Company’s annual report on Form 10-K for the year ended July 31, 2005. The issuance of all the warrants set forth in Note 9 under the captions 2001 Private Placement Commission Warrants, ING Warrants, 2003 Private Placement Commission Warrants, Silicon Valley Bank Warrants and 2004 Private Placement Commission Warrants constitute individual compensation arrangements. In addition, warrants to purchase 38,460 shares of Class A Common Stock set forth in Note 9 under the caption 2003 Private Placement Warrants were issued as settlement of certain outstanding payables for services and constitute an individual compensation arrangement.
Internet Commerce Corporation Amended and Restated Stock Option Plan
      The Internet Commerce Corporation Amended and Restated Stock Option Plan (the “Amended Plan”) was adopted by the Company on June 30, 1999. Directors, officers and other employees of the Company, as well as consultants to the Company, are eligible to participate under the Amended Plan. The Amended Plan is currently administered by the Compensation Committee.
      The Amended Plan provides for the granting of stock options with respect to up to an aggregate of 7,000,000 shares of Class A Common Stock, subject to adjustment in the event of certain capital changes. The Amended Plan provides for the grant of stock options not intended to qualify as incentive stock options under Section 422 of the Code and stock options that are intended to qualify as incentive stock options under Section 422 of the Code in such amounts and subject to such terms and conditions, as the Compensation Committee shall in its discretion determine.
      In the event of any sale, merger, transfer or acquisition of the Company in which the Company is not the surviving corporation and the acquiring or succeeding corporation has refused or failed to assume all options outstanding under the Amended Plan or to issue substantially equivalent options, then any or all outstanding options under the Amended Plan shall accelerate and become exercisable in full immediately prior to such event and shall remain exercisable until the expiration of a period to be determined by the Board of Directors or the Compensation Committee.
      The Board of Directors may suspend, discontinue, revise or amend the Amended Plan at any time, subject to stockholder approval to the extent necessary to comply with applicable law and any stock exchange listing requirements. Unless sooner terminated by the Board of Directors, the Amended Plan will terminate upon the earlier of (i) June 29, 2009, and (ii) the date on which all shares available for issuance under the Amended Plan shall have been issued, but options previously granted may extend beyond that time. Options granted under the Amended Plan are exercisable during a participant’s lifetime only by the participant and are not transferable by the participant, other than by will or the laws of descent and distribution. The Board of Directors will terminate the Amended Plan upon the approval by the stockholders of the 2005 Plan at this Annual Meeting.
PROPOSAL 4
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Appointment of Tauber & Balser, P.C. as Independent Registered Public Accounting Firm
      Tauber & Balser, P.C. audited the Company’s annual financial statements for the fiscal year ending July 31, 2005. The Audit Committee has appointed Tauber & Balser, P.C. to be the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006. The stockholders are asked to ratify this appointment at this Annual Meeting. The Company expects that a representative of Tauber & Balser, P.C. will be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions.
Change of Public Accounting Firm During Fiscal Year 2005
      For the fiscal year ending July 31, 2004, Deloitte & Touche LLP (“D&T”) was the principal independent public accounting firm for the Company. On January 13, 2005, the Company determined to dismiss D&T, and to engage the services of Tauber & Balser, P.C. as its new independent public accounting firm to audit its consolidated financial statements for the fiscal year ending July 31, 2005.
      The audit reports of D&T on the consolidated financial statements of the Company for each of the years in the two year period ending July 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
      During the two fiscal years ending July 31, 2004, and the subsequent interim period through January 13, 2005, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to D&T’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the consolidated financial statements for such periods. The decision to change the Company’s independent public accounting firm was approved by the Company’s Audit Committee and ratified and confirmed by the Company’s board of directors.
      In its letter dated January 19, 2005 to the SEC, D&T stated that it agreed with the statements in the preceding three paragraphs. This letter was filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 19, 2005.
      During the past two fiscal years and the subsequent interim period through January 13, 2005, D&T has not advised the Company of any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC (“Regulation S-K”).
      During the past two fiscal years and the subsequent interim period through January 13, 2005, the Company has not consulted with Tauber & Balser, P.C. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Audit Fees
      The aggregate fees billed by Tauber & Balser, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ending July 31, 2005, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for the same fiscal year, were $134,187.
      The aggregate fees billed by D&T for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ending July 31, 2004, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q for that same fiscal year, were $240,811.
Audit-Related Fees
      There were no fees billed by Tauber & Balser, P.C. for audit related fees, generally consisting of fees for consents and consultations on accounting matters, rendered to the Company for the fiscal year ending July 31, 2005.
      The aggregate fees billed by D&T for audit related services, generally consisting of fees for consents and consultations on accounting matters, rendered to the Company for the fiscal year ending July 31, 2004 were $117,527. All of these audit-related fees were approved by the Audit Committee.
Tax Fees
      There were no fees billed by Tauber & Balser, P.C. for tax fees and fees for tax consulting services, rendered to the Company for the fiscal years ending July 31, 2005 or 2004.
Pre-Approval Policies
      The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent registered public accounting firm to the Company. The policy requires that all services provided by the independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, be pre-approved by the Audit Committee. The Audit Committee approved all audit and non-audit services provided by Tauber & Balser, P.C. during fiscal year 2005.
      The Audit Committee has determined that the provision of services by Tauber & Balser, P.C. of non-audit services is compatible with maintaining the independence status of Tauber & Balser, P.C.
Vote Required For Ratification
      The Audit Committee is responsible for selecting the Company’s independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint Tauber & Balser, P.C. as the Company’s independent registered public accounting firm for fiscal year 2005. The Board of Directors believes, however, that submitting the appointment of Tauber & Balser, P.C. to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.
      The ratification of the appointment of Tauber & Balser, P.C. as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes present at the Annual Meeting in person or by proxy and voting on the proposal.
      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE APPOINTMENT OF TAUBER & BALSER, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF TAUBER & BALSER, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2006.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth the amount and percent of shares of the Company’s Class A Common Stock that, as of October 31, 2005, are deemed under the rules of the SEC to be “beneficially owned” by:

•	each person or “group” (as that term is used in the Securities Exchange Act of 1934) that is known by the Company to beneficially own more than 5% of the Company’s Class A Common Stock;

•	each of the Company’s directors and the nominees for election as directors;

•	each of the Company’s Named Executive Officers as described on page 24; and

•	all the Company’s current directors and executive officers as a group.
      The percentage of beneficial ownership schedule is based upon 19,542,219 shares of Class A Common Stock outstanding as of October 31, 2005. The address for those individuals for which an address is not otherwise provided is c/o Internet Commerce Corporation, 6025 The Corners Parkway, Suite 100, Norcross, GA 30092. To the Company’s knowledge, except as indicated in the footnotes to the following table and pursuant to applicable community property laws, the persons named in the table have sole voting power and investment power with respect to all shares of Class A Common Stock listed as beneficially owned by them.

	Beneficial Ownership

Name and Address	Number	Percent

Principal Stockholders
Blue Water Venture Fund II, L.L.C.(1)	1,414,198	7.24%
1420 Beverly Road, Suite 300
McLean, Virginia 22101
Wynnefield Partners Funds	1,000,000	5.12%
One Penn Plaza, Suite 4720
New York, New York 10022
Executive Officers, Directors and Nominees
Richard J. Berman(2)	531,846	2.72%
G. Michael Cassidy(3)	739,135	3.78%
Kim D. Cooke(4)	101,434	*
Teresa A. Deuel(5)	15,000	*
Donald R. Harkleroad(6)	513,289	2.63%
David C. Hubbard(7)	389,155	1.99%
Arthur R. Medici(8)	457,076	2.34%
Paul D. Lapides	—	—
Glen E. Shipley(9)	133,334	*
John S. Simon	9,507	*
Thomas J. Stallings(10)	286,667	1.47%
All current directors, nominees and executive officers as a group (11 persons)(11)	3,176,443	16.25%

*	Less than 1%

(1)	Includes 208,390 shares of Class A Common Stock issuable upon the exercise of warrants and 192,307 shares of Class A Common Stock issuable upon conversion of 250 shares of Series D Preferred Stock. Kim D. Cooke, a director of the Company, is a managing director of Blue Water Capital II, L.L.C., the managing member of the Blue Water Venture Fund II, L.L.C. (see footnote 4).

(2)	Includes 390,000 shares of Class A Common Stock issuable upon the exercise of options. Does not include 5,000 shares of Class A Common Stock owned by Mr. Berman’s wife, in which shares Mr. Berman disclaims any beneficial interest.

(3)	Includes 731,635 shares of Class A Common Stock issuable upon the exercise of options.

(4)	Consists of 55,000 shares of Class A Common Stock issuable upon the exercise of options. Does not include 1,000,001 shares of Class A Common Stock and an aggregate of 400,697 shares of Class A Common Stock issuable upon the exercise of warrants and the conversion of 250 shares of Series D Preferred Stock owned by Blue Water Venture Fund II, L.L.C., of which Mr. Cooke is a managing director, in which securities Mr. Cooke disclaims any beneficial interest.

(5)	Includes 15,000 shares of Class A Common Stock issuable upon the exercise of options.

(6)	Includes 507,204 shares of Class A Common Stock are owned by The Bristol Company, of which Mr. Harkleroad is the President and sole stockholder.

(7)	Includes 353,930 shares of Class A Common Stock issuable upon the exercise of options and 9,874 shares of Class A Common Stock issuable upon the exercise of warrants.

(8)	Includes 396,071 shares of Class A Common Stock issuable upon the exercise of options and 13,333 shares of Class A Common Stock issuable upon the exercise of warrants. Does not include an aggregate of 136,251 shares of Class A Common Stock owned by Mr. Medici’s wife and shares of Class A Common Stock held by his wife as custodian for his daughters, in which securities Mr. Medici disclaims any beneficial interest.

(9)	Includes 133,334 shares of Class A Common Stock issuable upon the exercise of options.

(10)	Includes 266,667 shares of Class A Common Stock issuable upon the exercise of options.

(11)	See footnotes (2) through and including (10) above.
EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table sets forth the compensation paid or earned for services rendered during the three fiscal years ending July 31, 2005 to the Company’s current chief executive officer and the four other most highly compensated executive officers of the Company serving during the fiscal year ending July 31, 2005 (the “Named Executive Officers.”)

				Long Term
				Compensation Awards

		Annual Compensation		Restricted	Securities
	Fiscal			Stock	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Awards	Options	Compensation

Thomas J. Stallings(1)	2005	$240,000	$132,000	—	100,00	—
Chief Executive Officer	2004	140,000	—	—	475,00	—
	2003	—	—	—		—
G. Michael Cassidy(2)	2005	$165,000	$7,500	—		—
President and Chairman	2004	250,000	—	—	20,000	—
	2003	250,000	—	—	305,614	—
Glen E. Shipley(3)	2005	$112,500	$84,000	—	200,000	—
Chief Financial Officer	2004	—	—	—		—
and Secretary	2003	—	—	—		—
David C. Hubbard	2005	$157,500	$90,000	—		—
Chief Technology Officer	2004	175,000	10,000	—		—
	2003	175,000	—	—	113,930	—
Arthur R. Medici(4)	2005	$205,000	$114,000	—		—
Chief Operating Officer	2004	68,333	—	—	260,000	—
	2003	—	—	—		—

(1)	Mr. Stallings was named Chief Executive Officer on April 1, 2004.

(2)	Mr. Cassidy served as Chief Executive Officer until March 31, 2004 and as President and Chairman from April 1, 2004 to September 30, 2005. Mr. Cassidy currently serves as Founder and Director of Business Development.

(3)	Mr. Shipley joined the Company as Chief Financial Officer and Secretary on November 1, 2004.

(4)	Mr. Medici joined the Company as Chief Operating Officer on April 1, 2004.
Option Grants in Fiscal Year 2005
      The following table provides information relating to option grants to the Named Executive Officers during the fiscal year ending July 31, 2005.

Potential Realizable
	Number of	Percentage of			Values at Assumed
	Securities	Total Options			Annual Rates of Stock
	Underlying	Granted to	Exercise		Price Appreciation
	Options	Employees in	Price	Expiration
Name	Granted	Fiscal Year 2005	per Share	Date	5%	10%

Thomas J. Stallings(1)(2)	100,000	18.99%	$1.01	10/14/2014	$144,972	$203,843
G. Michael Cassidy	—	—	—	—	—	—
Arthur R. Medici(2)	—	—	—	—	—	—
David C. Hubbard(2)	—	—	—	—	—	—
Glen E. Shipley(1)(2)	200,000	37.99%	$0.90	11/8/2014	325,779	518,478

(1)	Options granted under the Amended Plan. Such options vest and are exercisable as follows: One-third vest and are fully exercisable as of the date of the grant, one-third vest and are fully exercisable on the first anniversary of the grant date, and one-third vest and are fully exercisable on the second anniversary of the grant date.

(2)	Messrs. Stallings, Medici, Hubbard and Shipley participated in an executive compensation plan tied to fiscal 2005 Company financial performance. Under this compensation plan, Messrs. Stallings, Medici, Hubbard and Shipley were granted options under the Amended Plan on August 1, 2005 for 66,000, 57,000, 45,000 and 42,000 shares respectively at the then fair market value of the Company’s Class A Common Stock. Fifty percent of these options vest and are exercisable on the first anniversary of the grant date, and the remaining fifty percent of the options are exercisable on the second anniversary of the grant date.
Aggregate Option Exercises in Fiscal Year 2005 and Fiscal Year 2005 End Option Values
      The following table provides information relating to option exercises by the Named Executive Officers during the fiscal year ending July 31, 2005. In addition, the table indicates the number and value of vested and unvested options held by these Named Executive Officers as of July 31, 2005.
      The “Value Realized” on option exercises is equal to the difference between the fair market value of the Company’s Class A Common Stock on the date of exercise less the exercise price. The “Value of Unexercised In-the-Money Options at July 31, 2005” is based on $1.90 per share, the closing sale price of the Company’s Class A Common Stock on the Nasdaq SmallCap on July 29, 2005 (last trading day of the Company’s fiscal year), on which exchange the Company’s Class A Common Stock was trading on such date, less the exercise price, multiplied by the aggregate number of shares subject to outstanding options.

			Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options at		In-the-Money Options at
	Shares		July 31, 2005		July 31, 2005
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Thomas J. Stallings	—	—	333,333	141,667	$311,666	$59,334
G. Michael Cassidy	—	—	731,635	—	451,401	—
Glen E. Shipley	—	—	66,667	133,333	66,667	133,333
David C. Hubbard	—	—	353,930	—	224,966	—
Arthur R. Medici	—	—	396,071	83,333	52,800	—
Employment Agreements
      The Company entered into an employment agreement with Thomas J. Stallings on November 11, 2003. Under the current terms of this agreement, Mr. Stallings receives base salary at the annual rate of $240,000, an executive bonus based upon the Company’s revenue and performance, six months of salary for termination other than for cause, six months of salary for a change in control causing termination of employment and options to purchase shares of the Company’s Class A Common Stock.
      The Company entered into an employment agreement with Arthur R. Medici on March 30, 2004. Under the current terms of this agreement, Mr. Medici receives base salary at the annual rate of $205,000, an executive bonus based upon the Company’s revenue and performance, six months of salary for termination other than for cause, six months of salary for a change in control causing termination of employment and options to purchase shares of the Company’s Class A Common Stock.
      The Company entered into an employment agreement with Glen E. Shipley on November 1, 2004. Under the current terms of this agreement, Mr. Shipley receives base salary at the annual rate of $175,000, an executive bonus based upon the Company’s revenue and performance, six months of salary for termination other than for cause, six months of salary for a change in control causing termination of employment and options to purchase shares of the Company’s Class A Common Stock.
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Compensation Philosophy
      The Company’s executive compensation program is administered by the Compensation Committee of the Board of Directors. The Compensation Committee is currently composed of two non-employee directors. The Compensation Committee reviews the performance and compensation levels for executive officers and sets salary and bonus levels and option grants under the Amended Plan. The objectives of the Compensation Committee are to correlate executive compensation with the Company’s business objectives and performance and to enable the Company to attract, retain and reward executive officers who contribute to its long-term success.
      The Company’s compensation program is designed to attract, retain, inspire and reward executive officers who contribute to the Company’s overall success. The Compensation Committee adheres to the following philosophy regarding compensation of the Company’s executive officers:

•	to provide competitive total pay opportunities in order to attract, retain and motivate high quality executive talent critical to the Company’s success;

•	to pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

•	to create a mutuality of interest between executives and stockholders through a stock option program; and

•	to focus the executive’s attention on overall corporate objectives as well as the executive’s specific operational objectives.
      Because the Company is operating in an extremely competitive industry, the Compensation Committee believes that the compensation program for executive officers should be designed to retain and motivate talented executives responsible for the success of the Company and should be determined within the competitive environment within which the Company is situated and based on the achievement of business objectives, individual contribution and financial performance. The goals of the Compensation Committee are to provide a total compensation package that considers the compensation practices of companies with which the Company competes for executive officers, provides variable compensation that is linked to achievement of financial and individual performance goals, and aligns the interests of the executive officers with those of the Company by providing them with an equity ownership in the Company. Compensation is designed to fall within the central tendency of the range of that paid to comparable executives in corporations of similar size and in like industry.
Compensation of Executive Officers Generally
      The compensation program for the Company’s executive officers consists of the following components: base salary, long-term stock option incentives and incentive bonus.
      Base Salary — The Compensation Committee reviewed and approved salaries for the Chief Executive Officer and the other Named Executive Officers during the year ending July 31, 2005. Base salaries were established by the Compensation Committee based upon competitive compensation data for similarly sized public companies, job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the committee exercised its discretion and judgment based upon these factors. No specific formula was applied to determine the weight of each factor.
      Long-Term Stock Option Incentives — The Compensation Committee provides the Company’s executive officers with long-term incentive compensation through grants of options to purchase the Company’s Class A Common Stock. The goal of the long-term stock option incentive programs is to align the interests of executive officers with those of the Company’s stockholders and to provide each executive officer with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. It is the belief of the Compensation Committee that stock options directly motivate an executive to maximize long-term stockholder value. The philosophy of administering the long-term stock option incentive plan is to tie the number of stock options awarded to each employee in the plan to the performance of the Company and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company establishes a target option award based upon each executive officer’s position, responsibilities, and historical and expected future contributions to the Company. The options also utilize vesting periods that encourage key executives to continue the employment with the Company.
      Incentive Bonus — The Compensation Committee reviewed and approved the Company’s Management Bonus Plan for the Chief Executive Officer and other management level employees. The Chief Executive Officer’s bonus is determined by the Compensation Committee, without participation by him. Bonus payments to the Chief Financial Officer and other management personnel are determined by the Compensation Committee in consultation with the Company’s Chief Executive Officer. Bonus payments are based in part on the Company’s achievement of preset goals for annual revenue and earnings before interest, tax, depreciation and amortization (“EBITDA”). The goal of the incentive bonus plan is to tie a portion of the compensation of each employee in the plan to the performance of the Company and to the individual contribution of each employee in the plan. To carry out this philosophy, the Company’s Bonus Plan establishes a target bonus calculated as a percentage of the employee’s base salary. The bonus amounts then are determined by specific Company-based performance goals as measured at the end of the fiscal year.

Compensation of the Chief Executive Officer
      The Compensation Committee reviewed the performance and compensation of Thomas J. Stallings, who has served as Chief Executive Officer for fiscal year 2005, based on the assessment of his past performance and its expectation of his future contributions to the Company’s performance.
      For the fiscal year ending July 31, 2005, Mr. Stallings’s compensation for the year he served as Chief Executive Officer included a salary of $240,000 and a bonus of $132,000 based on certain financial criteria of the Company. The Compensation Committee believes the compensation paid to Mr. Stallings was reasonable.
Discussion with Respect to Qualifying Compensation for Deductibility
      Section 162(m) of the Internal Revenue Code imposes a limit on tax deductions for annual compensation (other than performance-based compensation) in excess of one million dollars paid by a corporation to its Chief Executive Officer and its other four most highly compensated executive officers. The Company has not established a policy with regard to Section 162(m) of the Code, because the Company does not currently anticipate paying cash compensation in excess of one million dollars per annum to any employee. The Compensation Committee will continue to assess the impact of Section 162(m) on its compensation practices and determine what further action, if any, is appropriate.

Compensation Committee

John S. Simon (Chairman)
Richard J. Berman
Kim D. Cooke
REPORT OF THE AUDIT COMMITTEE
      The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for fiscal year ending July 31, 2005.
      The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has also discussed with Tauber & Balser, P.C., the Company’s independent auditors for the fiscal year ending July 31, 2005, matters relating to the auditors’ judgments about the acceptability, as well as the quality, of the Company’s accounting principles, as applied in its financial reporting as required by Statement on Auditing Standards No. 61, Communications with Audit Committees. Tauber & Balser, P.C. has confirmed to the Audit Committee that it is in compliance with the rules, standards and policies of the Independence Standards Board and the SEC governing auditor independence. The Audit Committee received and discussed with Tauber & Balser, P.C. its written disclosures as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.
      Based on the Audit Committee’s review and discussion referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ending July 31, 2005.

Audit Committee

Paul D. Lapides (Chairman)
Richard J. Berman
Donald R. Harkleroad

      NOT WITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY’S FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, THE FOREGOING REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.
CODE OF ETHICS
      The Company has adopted a Code of Ethics applicable to the Company’s Chief Executive Officer, Chief Financial Officer, Controller, financial managers and any persons performing similar finance and accounting functions. The Company has posted the Code of Ethics in the Corporate Governance section of its web site at www.icc.net. If, in the future, the Company amends, modifies or waives a provision in the Code of Ethics, it may, rather than filing a current report on Form 8-K, satisfy the disclosure requirement under Item 5.05 of Form 8-K by posting such information on the Company’s web site as necessary.
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT
      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and stockholders owning more than 10% of the Company’s Class A Common Stock, to file reports of ownership and changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and such stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file pursuant to these requirements. Based solely on the Company’s review of the copies of such forms that it has received, or written representations from reporting persons, the Company believes that during the fiscal year ending July 31, 2005, all executive officers and directors of the Company and such stockholders complied with all applicable filing requirements on a timely basis with the exception that Messrs. Berman, Cooke, Simon and Harkleroad were each late in filing Form 4s to report their quarterly grants of restricted stock as compensation for serving as a non-employee director, and Mr. Shipley was late in filing a Form 4 to report a stock option grant that was received in November 2004.
CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS
      During the fiscal year ending July 31, 2005, the Company was billed approximately $72,370 by Steak-Out Franchising, Inc., a business controlled by a director of the Company, Donald R. Harkleroad.

STOCK PRICE PERFORMANCE GRAPH
      The following line-graph provides a comparison of the cumulative total shareholder return on the Company’s Class A Common Stock for the period from July 31, 2000 through July 31, 2005, against the CRSP Total Return Index for the Nasdaq National Market (U.S. and Foreign) (the “Nasdaq Market Index”) and the Hemscott Group Index (“Hemscott Group Index”). The comparisons in the graph are required by the rules promulgated by the SEC and are not intended to forecast or be indicative of possible future performance of the Company’s Class A Common Stock. Data for the Nasdaq Market Index and the Hemscott Group Index assume reinvestment of dividends. The Company has never paid dividends on its Class A Common Stock and has no present plans to do so.
COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG INTERNET COMMERCE CORPORATION,
NASDAQ MARKET INDEX AND HEMSCOTT GROUP INDEX

	2000	2001	2002	2003	2004	2005

Internet Commerce Corporation	100	21.72	12.00	9.03	7.37	10.86

NASDAQ Market Index	100	54.98	36.74	48.09	52.65	60.69

Hemscott Group Index	100	29.95	15.59	31.01	38.55	41.69

      This graph assumes $100 invested on August 1, 2000 and dividend reinvestment in the Company’s Class A Common Stock, the securities comprising of the Nasdaq Market Index and the Hemscott Group Index.
      A copy of the list of companies which comprise the Hemscott Group Index may be obtained upon request by contacting the Secretary at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092.
FORM 10-K EXHIBITS
      The Company has included with this Proxy Statement a copy of its Form 10-K which is part of the Annual Report for the fiscal year ending July 31, 2005, including the financial statements, schedules and list of exhibits.

The Company will mail without charge, upon written request, a copy of its Form 10-K exhibits. Requests should be sent to Internet Commerce Corporation, 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092. They are also available, free of charge, at the SEC’s web site, www.sec.gov.
OTHER MATTERS
      The Company knows of no other matter to be submitted to the stockholders for approval at the Annual Meeting. If any other matter properly comes before the Annual Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.
      It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold. You are, therefore, urged to mark, sign and date the accompanying proxy card and return it to the Company as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

For the Board of Directors of
INTERNET COMMERCE CORPORATION

/s/ Glen E. Shipley

Glen E. Shipley
Secretary

ANNEX A
PROPOSED AMENDMENTS TO BYLAWS
Article I, Section 2 of Internet Commerce Corporation’s Bylaws is amended to read as follows:
      Section 2.     Annual Meeting. Annual meetings of stockholders shall be held, from time to time, at such time fixed by the directors. If such day is a legal holiday, then the meeting shall be held on the next following business day. At each annual meeting, the stockholders shall elect by a plurality vote the directors and shall transact such other business as may be properly brought before the meeting
Article II, Sections 1 and 2 of Internet Commerce Corporation’s Bylaws are amended to read as follows:
      Section 1.     Number, Election and Term of Directors. The total number of directors constituting the entire Board of Directors shall consist of not fewer than one nor more than ten members; provided, however, that such number may from time to time be increased or decreased by the Board of Directors or by the stockholders. At each annual meeting of stockholders, all directors shall be elected for a term expiring at the next succeeding annual meeting of stockholders. Each director shall serve until his or her successor has been duly elected and qualified or until his or her earlier disqualification, death, resignation or removal. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director.
      Section 2.     Vacancies. Whenever any vacancy shall occur in the Board of Directors by reason of death, resignation, removal, increase in the number of directors or otherwise, it may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute.

A-1

ANNEX B
Internet Commerce Corporation
2005 Stock Incentive Plan

Internet Commerce Corporation
2005 Stock Incentive Plan
      Section 1.     Purpose. The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase or receive Shares or to receive compensation that is based upon appreciation in the value of Shares to Eligible Recipients in order to attract and retain Eligible Recipients by providing an incentive to work to increase the value of Shares and a stake in the future of the Company that corresponds to the stake of each of the Company’s stockholders. The Plan provides for the grant of Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Restricted Stock Units and Stock Appreciation Rights to aid the Company in obtaining these goals.
      Section 2.     Definitions. Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and any Stock Incentive Agreements under this Plan (unless noted otherwise), and for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender. Note that some definitions may not be used in this Plan, and may be inserted here solely for possible use in Stock Incentive Agreements issued under this Plan.
      2.1 Board means the Board of Directors of the Company.
      2.2 Cause shall mean an act or acts by an Eligible Recipient involving (a) the use for profit or disclosure to unauthorized persons of confidential information or trade secrets of the Company, a Parent or a Subsidiary, (b) the breach of any contract with the Company, a Parent or a Subsidiary, (c) the violation of any fiduciary obligation to the Company, a Parent or a Subsidiary, (d) the unlawful trading in the securities of the Company, a Parent or a Subsidiary, or of another corporation based on information gained as a result of the performance of services for the Company, a Parent or a Subsidiary, (e) a felony conviction or the failure to contest prosecution of a felony, or (f) willful misconduct, dishonesty, embezzlement, fraud, deceit or civil rights violations, or other unlawful acts.
      2.3 Change of Control means either of the following:

(a) any transaction or series of transactions pursuant to which the Company sells, transfers, leases, exchanges or disposes of substantially all (i.e., at least eighty-five percent (85%)) of its assets for cash or property, or for a combination of cash and property, or for other consideration; or

(b) any transaction pursuant to which persons who are not current stockholders of the Company acquire by merger, consolidation, reorganization, division or other business combination or transaction, or by a purchase of an interest in the Company, an interest in the Company so that after such transaction, the stockholders of the Company immediately prior to such transaction no longer have a controlling (i.e., 50% or more) voting interest in the Company.
However, notwithstanding the foregoing, in no event shall an initial public offering of the Company’s Common Stock constitute a Change of Control.
      2.4 Code means the Internal Revenue Code of 1986, as amended.
      2.5 Committee means any committee appointed by the Board to administer the Plan, as specified in Section 5 hereof. Any such committee shall be comprised entirely of Directors.
      2.6 Common Stock means the common stock of the Company.
      2.7 Company means Internet Commerce Corporation, a Delaware corporation, and any successor to such organization.
      2.8 Constructive Discharge means a termination of employment with the Company by an Employee due to any of the following events if the termination occurs within thirty (30) days of such event:

(a) Forced Relocation or Transfer. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent on the Employee’s being transferred to a site of employment which is located further than 50 miles from the Employee’s current site of employment. For this purpose, an Employee’s site of employment shall be the site of employment to which they are assigned as their home base, from which their work is assigned, or to which they report, and shall be determined by the Committee in its sole discretion on the basis of the facts and circumstances.

(b) Decrease in Salary or Wages. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a salary or wage rate which is less than the Employee’s prior salary or wage rate.

(c) Significant and Substantial Reduction in Benefits. The Employee may continue employment with the Company, a Parent or a Subsidiary (or a successor employer), but such employment is contingent upon the Employee’s acceptance of a reduction in the pension, welfare or fringe benefits provided which is both significant and substantial when expressed as a dollar amount or when expressed as a percentage of the Employee’s cash compensation. The determination of whether a reduction in pension, welfare or fringe benefits is significant and substantial shall be made on the basis of all pertinent facts and circumstances, including the entire benefit (pension, welfare and fringe) package provided to the Employee, and any salary or wages paid to the Employee. However, notwithstanding the preceding, any modification or elimination of benefits which results solely from the provision of new benefits to an Employee by a successor employer as a result of a change of the Employee’s employment from employment with the Company to employment with such successor shall not be deemed a Significant and Substantial Reduction in Benefits where such new benefits are identical to the benefits provided to similarly situated Employees of the successor.

      2.9 Director means a member of the Board.
      2.10 Effective Date means the “Effective Date” as set forth in Section 4 of this Plan.
      2.11 Eligible Recipient means an Employee and/or a Key Person.
      2.12 Employee means a common law employee of the Company, a Subsidiary or a Parent.
      2.13 Exchange Act means the Securities Exchange Act of 1934, as amended.
      2.14 Exercise Price means the price that shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.
      2.15 Fair Market Value of each Share on any date means the price determined below as of the close of business on such date (provided, however, if for any reason, the Fair Market Value per share cannot be ascertained or is unavailable for such date, the Fair Market Value per share shall be determined as of the nearest preceding date on which such Fair Market Value can be ascertained):

(a) If the Share is listed or traded on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“NASDAQ”) System, its Fair Market Value shall be the closing sale price for the Share (or the mean of the closing bid and ask prices, if no sales were reported), on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(b) If the Share is not listed or traded on any established stock exchange or a national market system, its Fair Market Value shall be the average of the closing dealer “bid” and “ask” prices of a Share as reflected on the NASDAQ interdealer quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

(c) In the absence of an established public trading market for the Share, the Fair Market Value of a Share shall be determined in good faith by the Board.

      2.16 FLSA Exclusion means the provisions of Section 7(e) of the Fair Labor Standards Act of 1938 (the “FLSA”) that exempt certain stock-based compensation from inclusion in overtime determinations under the FLSA.
      2.17 Incumbent Directors means the individuals who, at the Effective Date, constitute the Board, and any person becoming a director after the Effective Date and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination); provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest (as described in Rule 14a-11 under the 1934 Act (“Election Contest”) or other actual or threatened solicitation of proxies or consents by or on behalf of any “person” (as such term is defined in Section 3(a)(9) of the 1934 Act and as used in Section 13(d)93) and 149d)92) of the 1934 Act) other than the Board (“Proxy Contest”), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; and provided further, that, subject to the provisions of this Section, no person shall be deemed to be an Incumbent Director until such time as he or she takes office as a director of the Company.
      2.18 Initial Public Offering means the closing of the Company’s initial public offering of any class or series of the Company’s equity securities pursuant to an effective registration statement filed by the Company under the 1933 Act.
      2.19 Insider means an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
      2.20 ISO means an option granted under this Plan to purchase Shares that is intended by the Company to satisfy the requirements of Code §422 as an incentive stock option.
      2.21 Key Person means (a) a member of the Board who is not an Employee, or (b) a consultant or advisor; provided, however, that such consultant or advisor must be a natural person who is providing or will be providing bona fide services to the Company, a Subsidiary or a Parent, with such services (i) not being in connection with the offer or sale of securities in a capital-raising transaction, and (ii) not directly or indirectly promoting or maintaining a market for securities of the Company, a Subsidiary or a Parent, within the meaning of the general instructions to SEC Form S-8.
      2.22 NQSO means an option granted under this Plan to purchase Shares that is not intended by the Company to satisfy the requirements of Code §422.
      2.23 Option means an ISO or a NQSO.
      2.24 Outside Director means a Director who is not an Employee and who qualifies as (a) a “non-employee director” under Rule 16b-3(b)(3) under the 1934 Act, as amended from time to time, and (b) an “outside director” under Code §162(m) and the regulations promulgated thereunder.
      2.25 Parent means any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Stock Incentive, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Parent shall mean any corporation (other than the corporation employing a Participant) in an unbroken chain of corporations ending with the corporation employing a Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the corporations other than the corporation employing the Participant owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporation in such chain.
      2.26 Participant means an individual who receives a Stock Incentive hereunder.

      2.27 Performance-Based Exception means the performance-based exception from the tax deductibility limitations of Code §162(m).
      2.28 Plan means the Internet Commerce Corporation 2005 Stock Incentive Plan, as may be amended from time to time.
      2.29 Qualified Termination shall mean a termination of the employment of an employee where such termination is done by the Company without Cause or where such termination is a Constructive Discharge.
      2.30 Restricted Stock Award means an award of Shares granted to a Participant under this Plan whereby the Participant has immediate rights of ownership in the Shares underlying the award, but such Shares are subject to restrictions in accordance with the terms and provisions of this Plan and the Stock Incentive Agreement pertaining to the award and may be subject to forfeiture by the individual until the earlier of (a) the time such restrictions lapse or are satisfied, or (b) the time such shares are forfeited, pursuant to the terms and provisions of the Stock Incentive Agreement pertaining to the award.
      2.31 Restricted Stock Unit means a contractual right granted to a Participant under this Plan to receive a Share that is subject to restrictions of this Plan and the applicable Stock Incentive Agreement.
      2.32 SAR Exercise Price means the amount per Share specified in a Stock Incentive Agreement with respect to a Stock Appreciation Right, the excess of the Fair Market Value of a Share over and above such amount, the holder of such Stock Appreciation Right may be able to receive upon the exercise or payment of such Stock Appreciation Right.
      2.33 Share means a share of the Common Stock of the Company.
      2.34 Stock Appreciation Right means a right granted to a Participant pursuant to the terms and provisions of this Plan whereby the individual, without payment to the Company (except for any applicable withholding or other taxes), receives cash, Shares, a combination thereof, or such other consideration as the Board may determine, in an amount equal to the excess of the Fair Market Value per Share on the date on which the Stock Appreciation Right is exercised over the exercise price per Share noted in the Stock Appreciation Right for each Share subject to the Stock Appreciation Right.
      2.35 Stock Incentive means an ISO, a NQSO, a Restricted Stock Award, a Restricted Stock Unit, or a Stock Appreciation Right.
      2.36 Stock Incentive Agreement means an agreement between the Company, a Parent or a Subsidiary, and a Participant evidencing an award of a Stock Incentive.
      2.37 Subsidiary means any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. However, for purposes of interpreting any Stock Incentive Agreement issued under this Plan as of a date of determination, Subsidiary shall mean any corporation (other than the corporation employing such Participant) in an unbroken chain of corporations beginning with the corporation employing such Participant if, at the time of the granting of the Stock Incentive and thereafter through such date of determination, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
      2.38 Ten Percent Stockholder means a person who owns (after taking into account the attribution rules of Code §424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of stock of either the Company, a Subsidiary or a Parent.

      Section 3.     Shares Subject to Stock Incentives.
      3.1 Maximum Aggregate Shares Issuable Pursuant to Stock Incentives. The total number of Shares that may be issued pursuant to Stock Incentives under this Plan shall not exceed the sum of:

(a) 2,000,000 Shares plus,

(b) all Shares which were reserved for issuance under the Internet Commerce Corporation Stock Option Plan (the “Prior Plan”) which (1) have not, as of the effective date of this Plan, been issued and are not, as of the effective date of this Plan, subject to any outstanding awards under the Prior Plan, or (2) are, as of the effective date of this Plan, subject to outstanding awards under the Prior Plan, but subsequently, through cancellation or expiration or lapse of such awards or otherwise, again become available for issuance under the Prior Plan, all as adjusted pursuant to Section 10.
(It is the intent of the foregoing subsection (b) that any Shares which were reserved for issuance under the Prior Plan and which are not actually issued under such Prior Plan or which were issued under such Prior Plan but which again become available for issuance under such Prior Plan for any reason shall become Shares available under this Plan.) Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company.
      3.2 Additions to Maximum Aggregate Shares Issuable. Any Shares subject to a Stock Incentive that remain un-issued after the cancellation, expiration or exchange of such Stock Incentive thereafter shall again become available for use under this Plan.
      3.3 Maximum Aggregate Shares Issuable ISO Limitation. The total number of Shares that may be issued pursuant to the exercise of ISO’s under this Plan shall at all times be exactly the same as the total number of Shares that may be issued pursuant to Stock Incentives under this Plan pursuant to the preceding Sections of this Section 3.
      3.4 Code §162(m) Participant Limitation. Notwithstanding anything herein to the contrary, no Participant may be granted Stock Incentives covering an aggregate number of Shares in excess of five hundred thousand (500,000) in any calendar year, and any Shares subject to a Stock Incentive which again become available for use under this Plan after the cancellation, expiration or exchange of such Stock Incentive thereafter shall continue to be counted in applying this calendar year Participant limitation.
      Section 4.     Effective Date. The Effective Date of this Plan shall be the date it is adopted by the Board, as noted in resolutions effectuating such adoption, provided the stockholders of the Company approve this Plan within twelve (12) months after such Effective Date. If such Effective Date comes before such stockholder approval, any Stock Incentives granted under this Plan before the date of such approval automatically shall be granted subject to such approval and shall be null and void ab initio if such approval is not obtained.
      Section 5.     Administration.
      5.1 General Administration. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to the terms and provisions of this Plan, to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board’s actions shall be binding on the Company, on each affected Eligible Recipient, and on each other person directly or indirectly affected by such actions.
      5.2 Authority of the Board. Except as limited by law or by the Articles of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Board shall have full power to select Eligible Recipients who shall participate in the Plan, to determine the sizes and types of Stock Incentives in a manner consistent with the Plan, to determine the terms and conditions of Stock Incentives in a manner consistent with the Plan, to construe and interpret the Plan and any agreement or instrument entered into under the Plan, to establish, amend or waive rules and regulations for the Plan’s administration, and to amend the terms and conditions of any outstanding Stock Incentives as allowed under the Plan and such Stock Incentives. Further, the Board may make all other determinations that may be necessary or advisable for the administration of the Plan.
      5.3 Delegation of Authority. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than one (1) Director or to one or more other persons to whom the powers of the Board hereunder may be delegated in accordance with applicable law. The members of the Committee and any other persons to whom authority has been delegated shall be appointed from time to time by, and shall serve at the discretion of, the Board. The Committee or other delegate (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee or other delegate shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee or other delegate where the Board has delegated its authority to the Committee or other delegate, and any action by the Committee or other delegate pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee or other delegate at any time, in whole or in part. With respect to Committee appointments and composition, only a Committee (or a sub-committee thereof) comprised solely of two (2) or more Outside Directors may grant Stock Incentives that will meet the Performance-Based Exception, and only a Committee comprised solely of Outside Directors may grant Stock Incentives to Insiders that will be exempt from Section 16(b) of the Exchange Act.
      5.4 Decisions Binding. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Eligible Recipients, Participants, and their estates and beneficiaries.
      5.5 Indemnification for Decisions. No member of the Board or the Committee (or a sub-committee thereof) shall be liable in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Company. Service on the Committee (or a sub-committee thereof) shall constitute service as a director of the Company so that the members of the Committee (or a sub-committee thereof) shall be entitled to indemnification and reimbursement as directors of the Company pursuant to its articles of incorporation, bylaws and applicable law. In addition, the members of the Board, Committee (or a sub-committee thereof) shall be indemnified by the Company against the following losses or liabilities reasonably incurred in connection with or by reason of any act or omission performed or omitted to be performed on behalf of the Company in such capacity, provided, that the Board has determined, in good faith, that the course of conduct which caused the loss or liability was in the best interests of the Company: (a) the reasonable expenses, including attorneys’ fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, any Stock Incentive granted hereunder, and (b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such individual is liable for gross negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit or proceeding a Committee member or delegatee shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same. The Company shall not indemnify or hold harmless the member of the Board or the Committee (or a subcommittee thereof) if: (a) in the case of a director (other than an independent director of the Company), the loss or liability was the result of negligence or misconduct by the director, or (b) in the case that the director is an independent director of the Company, the loss or liability was the result of gross negligence or willful misconduct by the director. Any indemnification of expenses or agreement to hold harmless may be paid only out of the net assets of the Company, and no portion may be recoverable from Stockholders.
      Section 6.     Eligibility. Eligible Recipients selected by the Board shall be eligible for the grant of Stock Incentives under this Plan, but no Eligible Recipient shall have the right to be granted a Stock Incentive under this Plan merely as a result of his or her status as an Eligible Recipient. Only Employees shall be eligible to receive a grant of ISO’s.
      Section 7.     Terms of Stock Incentives.
      7.1 Terms and Conditions of All Stock Incentives.
      (a) Grants of Stock Incentives. The Board, in its absolute discretion, shall grant Stock Incentives under this Plan from time to time and shall have the right to grant new Stock Incentives in exchange for outstanding Stock Incentives, including, but not limited to, exchanges of Stock Options for the purpose of achieving a lower Exercise Price. Stock Incentives shall be granted to Eligible Recipients selected by the Board, and the Board shall be under no obligation whatsoever to grant any Stock Incentives, or to grant Stock Incentives to all Eligible Recipients, or to grant all Stock Incentives subject to the same terms and conditions.
      (b) Shares Subject to Stock Incentives. The number of Shares as to which a Stock Incentive shall be granted shall be determined by the Board in its sole discretion, subject to the provisions of Section 3 as to the total number of Shares available for grants under the Plan.
      (c) Stock Incentive Agreements. Each Stock Incentive shall be evidenced by a Stock Incentive Agreement executed by the Company, a Parent or a Subsidiary, and the Participant, which shall be in such form and contain such terms and conditions as the Board in its discretion may, subject to the provisions of the Plan, from time to time determine.
      (d) Date of Grant. The date a Stock Incentive is granted shall be the date on which the Board (1) has approved the terms and conditions of the Stock Incentive Agreement, (2) has determined the recipient of the Stock Incentive and the number of Shares covered by the Stock Incentive and (3) has taken all such other action necessary to direct the grant of the Stock Incentive.
      7.2 Terms and Conditions of Options.
      (a) Necessity of Stock Incentive Agreements. Each grant of an Option shall be evidenced by a Stock Incentive Agreement that shall specify whether the Option is an ISO or NQSO, and incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option that first become exercisable during any calendar year. The Board and/or the Company shall have complete discretion to modify the terms and provisions of an Option in accordance with Section 12 of this Plan even though such modification may change the Option from an ISO to a NQSO.
      (b) Determining Optionees. In determining Eligible Recipient(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Board may take into account the recommendations of the Chief Executive Officer of the Company and its other officers, the duties of the Eligible Recipient, the present and potential contributions of the Eligible Recipient to the success of the Company, and other factors deemed relevant by the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Eligible Recipient who has been granted an Option to purchase Shares, whether under this Plan or otherwise, may be granted one or more additional Options. If the Board grants an ISO and a NQSO to an Eligible Recipient on the same date, the right of the Eligible Recipient to exercise one such Option shall not be conditioned on his or her failure to exercise the other such Option.
      (c) Exercise Price. Subject to adjustment in accordance with Section 10 and the other provisions of this Section, the Exercise Price shall be as set forth in the applicable Stock Incentive Agreement. With respect to each grant of an ISO to a Participant who is not a Ten Percent Stockholder, the Exercise Price

shall not be less than the Fair Market Value on the date the ISO is granted. With respect to each grant of an ISO to a Participant who is a Ten Percent Stockholder, the Exercise Price shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the ISO is granted. If an Option is a NQSO, the Exercise Price for each Share shall be no less than (1) the minimum price required by applicable state law, or (2) the minimum price required by the Company’s governing instrument, or (3) $0.01, whichever price is greater. Any Option intended to meet the Performance-Based Exception must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant. Any Option intended to meet the FLSA Exclusion must be granted with an Exercise Price equivalent to or greater than eighty-five percent (85%) of the Fair Market Value of the Shares subject thereto on the date granted determined as of the date of such grant. Any Option that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be granted with an Exercise Price equivalent to or greater than the Fair Market Value of the Shares subject thereto determined as of the date of such grant.
      (d) Option Term. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Incentive Agreement, but no Stock Incentive Agreement shall:

(i) make an Option exercisable before the date such Option is granted; or

(ii) make an Option exercisable after the earlier of:

(A) the date such Option is exercised in full, or

(B) the date that is the tenth (10th) anniversary of the date such Option is granted, if such Option is a NQSO or an ISO granted to a non-Ten Percent Stockholder, or the date that is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Stockholder. A Stock Incentive Agreement may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability. The Employee’s rights, if any, upon termination of employment will be set forth in the applicable Stock Incentive Agreement.
      (e) Payment. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, unless the Stock Incentive Agreement provides otherwise, by delivery to the Company of a number of Shares that have been owned and completely paid for by the holder for at least six (6) months prior to the date of exercise (i.e., “mature shares” for accounting purposes) having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, unless the Stock Incentive Agreement provides otherwise, the Option may be exercised through a brokerage transaction following registration of the Company’s equity securities under Section 12 of the Exchange Act as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the foregoing exercise payment methods shall be subsequent transactions approved by the original grant of an Option. Except as provided in subparagraph (f) below, payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder. Notwithstanding the above and unless prohibited by the Sarbanes-Oxley Act of 2002, in the sole discretion of the Board, an Option may be exercised as to a portion or all (as determined by the Board) of the number of Shares specified in the Stock Incentive Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the

Participant and that shall include, with such other terms and conditions as the Board shall determine, provisions in a form approved by the Board under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (that shall not be less than the prime bank loan rate as determined by the Board, that shall be established at the time of exercise, and that must be a market rate based on the rate environment at the date of exercise) as the Board shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest. Other methods of payment may also be used if approved by the Board in its sole and absolute discretion and provided for under the Stock Incentive Agreement.
      (f) Conditions to Exercise of an Option. Each Option granted under the Plan shall vest and shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of an Option, the Board, at any time before complete termination of such Option, may accelerate the time or times at which such Option may vest or be exercised in whole or in part. Notwithstanding the foregoing, an Option intended to meet the FLSA Exclusion shall not be exercisable for at least six (6) months following the date it is granted, except by reason of death, disability, retirement, a change in corporate ownership or other circumstances permitted under regulations promulgated under the FLSA Exclusion. Furthermore, if the recipient of an Option receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Option may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the exercise of an Option, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the exercise of an Option prior to their sale to any other person, “drag along” rights requiring the sale of shares to a third party purchaser in certain circumstances, “lock up” type restrictions in the case of an initial public offering of the Company’s stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.
      (g) Transferability of Options. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, if such Option is a NQSO, such Option may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, a NQSO may also be transferred by a Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i) and no other persons, or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Option and purchase of Shares. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant.

      (h) Special Provisions for Certain Substitute Options. Notwithstanding anything to the contrary in this Section, any Option in substitution for a stock option previously issued by another entity, which substitution occurs in connection with a transaction to which Code §424(a) is applicable, may provide for an exercise price computed in accordance with Code §424(a) and the regulations thereunder and may contain such other terms and conditions as the Board may prescribe to cause such substitute Option to contain as nearly as possible the same terms and conditions (including the applicable vesting and termination provisions) as those contained in the previously issued stock option being replaced thereby.
      (i) ISO Tax Treatment Requirements. With respect to any Option that purports to be an ISO, to the extent that the aggregate Fair Market Value (determined as of the date of grant of such Option) of stock with respect to which such Option is exercisable for the first time by any individual during any calendar year exceeds one hundred thousand dollars ($100,000.00), such Option shall not be treated as an ISO in accordance with Code §422(d). The rule of the preceding sentence is applied in the order in which Options are granted. Also, with respect to any Option that purports to be an ISO, such Option shall not be treated as an ISO if the Participant disposes of shares acquired thereunder within two (2) years from the date of the granting of the Option or within one (1) year of the exercise of the Option, or if the Participant has not met the requirements of Code §422(a)(2).
      (j) Potential Repricing of Stock Options. With respect to any Option granted pursuant to, and under, this Plan, the Board (or a committee thereof) may determine that the repricing of all or any portion of existing outstanding Options is appropriate without the need for any additional approval of the Stockholders of the Company. For this purpose, “repricing” of Options shall include, but not be limited to, any of the following actions (or any similar action): (1) lowering the Exercise Price of an existing Option; (2) any action which would be treated as a “repricing” under generally accepted accounting principles; or (3) canceling of an existing Option at a time when its Exercise Price exceeds the Fair Market Value of the underlying stock subject to such Option, in exchange for another Option, a Restricted Stock Award, or other equity in the Company.
      7.3 Terms and Conditions of Stock Appreciation Rights. A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right shall entitle the Participant to receive upon exercise or payment the excess of the Fair Market Value of a specified number of Shares at the time of exercise, over a SAR Exercise Price that shall be not less than the Exercise Price for that number of Shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right, not less than one hundred percent (100%) of the Fair Market Value of that number of Shares at the time the Stock Appreciation Right was granted. The exercise of a Stock Appreciation Right shall result in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.
      (a) Payment. Upon exercise or payment of a Stock Appreciation Right, the Company shall pay to the Participant the appreciation in cash or Shares (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Board may determine. To the extent that a Stock Appreciation Right is paid in cash, it shall nonetheless be deemed paid in Shares for purposes of Section 3 hereof.
      (b) Conditions to Exercise. Each Stock Appreciation Right granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Board, at any time before complete termination of such Stock Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part. The exercisability of a Stock Appreciation Right that is intended to avoid taxation under Code §409A as a “nonqualified deferred compensation plan” must be carefully restricted in accordance with Code §409A requirements. Furthermore, if the recipient of a Stock Appreciation Right receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the Stock Appreciation Right may not be exercised during the six (6) month period following the hardship distribution, unless the Company determines that such exercise would not jeopardize the tax-qualification of the Code §401(k) plan.
      (c) Transferability of Stock Appreciation Rights. Except as otherwise provided in a Participant’s Stock Incentive Agreement, no Stock Appreciation Right granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Stock Incentive Agreement, all Stock Appreciation Rights granted to a Participant under the Plan shall be exercisable, during the Participant’s lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Stock Appreciation Right, such Stock Appreciation Right may be exercised by such Participant’s legal guardian, legal representative, or other representative whom the Board deems appropriate based on applicable facts and circumstances in accordance with the terms and provisions of the Stock Incentive Agreement governing such Stock Appreciation Right. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant shall be determined by the Board in its sole and absolute discretion. Notwithstanding the foregoing, except as otherwise provided in the Stock Incentive Agreement, (A) a Stock Appreciation Right which is granted in connection with the grant of a NQSO may be transferred, but only with the NQSO, and (B) a Stock Appreciation Right which is not granted in connection with the grant of a NQSO, may be transferred by the Participant as a bona fide gift (i) to his spouse, lineal descendant or lineal ascendant, siblings and children by adoption, (ii) to a trust for the benefit of one or more individuals described in clause (i), or (iii) to a partnership of which the only partners are one or more individuals described in clause (i), in which case the transferee shall be subject to all provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right. In the event of such a gift, the Participant shall promptly notify the Board of such transfer and deliver to the Board such written documentation as the Board may in its discretion request, including, without limitation, the written acknowledgment of the donee that the donee is subject to the provisions of the Plan, the Stock Incentive Agreement and other agreements with the Participant in connection with the exercise of the Stock Appreciation Right.
      (d) Special Provisions for Tandem SAR’s. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. A Stock Appreciation Right granted in connection with an ISO (1) will expire no later than the expiration of the underlying ISO, (2) may be for no more than the difference between the exercise price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Stock Appreciation Right is exercised, (3) may be transferable only when, and under the same conditions as, the underlying ISO is transferable, and (4) may be exercised only (i) when the underlying ISO could be exercised and (ii) when the Fair Market Value of the Shares subject to the ISO exceeds the exercise price of the ISO.
      (e) Code §409A Requirements. A Stock Appreciation Right must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” No Stock Appreciation Right should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Stock Appreciation Right.
      7.4 Terms and Conditions of Restricted Stock Awards.
      (a) Grants of Restricted Stock Awards. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. Restricted Stock Awards issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon the attainment (as determined by the Board) of performance goals established pursuant to the business criteria listed in Section 14, or based upon any other criteria that the Board may determine appropriate. Any Restricted Stock Award which becomes exercisable based on the attainment of performance goals must be granted by a Committee, must have its performance goals determined by such a Committee based upon one or more of the business criteria listed in Section 14, and must have the attainment of such performance goals certified in writing by such a Committee in order to meet the Performance-Based Exception. The Board may require a cash payment from the Participant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Award receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, the recipient may not pay any amount for such Restricted Stock Award during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.
      (b) Acceleration of Award. The Board shall have the power to permit, in its discretion, an acceleration of the expiration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Shares awarded to a Participant.
      (c) Necessity of Stock Incentive Agreement. Each grant of a Restricted Stock Award shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Shares awarded to a Participant, and shall incorporate such other terms and conditions as the Board, acting in its absolute discretion, deems consistent with the terms of this Plan. The Board shall have complete discretion to modify the terms and provisions of Restricted Stock Awards in accordance with Section 12 of this Plan.
      (d) Restrictions on Shares Awarded. Shares awarded pursuant to Restricted Stock Awards shall be subject to such restrictions as determined by the Board for periods determined by the Board. The Board may impose such restrictions on any Shares acquired pursuant to a Restricted Stock Award as it may deem advisable, including, without limitation, vesting or performance-based restrictions, rights of the Company to re-purchase Shares acquired pursuant to the Restricted Stock Award, voting restrictions, investment intent restrictions, restrictions on transfer, “first refusal” rights of the Company to purchase Shares acquired pursuant to the Restricted Stock Award prior to their sale to any other person, “drag along” rights requiring the sale of Shares to a third party purchaser in certain circumstances, “lock up” type restrictions in connection with public offerings of the Company’s stock, restrictions or limitations or other provisions that would be applied to stockholders under any applicable agreement among the stockholders, and restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and/or under any blue sky or state securities laws applicable to such Shares.
      (e) Transferability of Restricted Stock Awards. A Restricted Stock Award may not be transferred by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.
      (f) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Awards shall be entitled to vote and shall receive dividends during the periods of restriction.
      7.5 Terms and Conditions of Restricted Stock Units.
      (a) Grants of Restricted Stock Units. A Restricted Stock Unit shall entitle the Participant to receive one Share at such future time and upon such terms as specified by the Board in the Stock Incentive Agreement evidencing such award. Restricted Stock Units issued under the Plan may have restrictions which lapse based upon the service of a Participant, or based upon other criteria that the Board may determine appropriate. The Board may require a cash payment from the Participant in exchange for the grant of Restricted Stock Units or may grant Restricted Stock Units without the requirement of a cash payment; provided, however, if the recipient of a Restricted Stock Unit receives a hardship distribution from a Code §401(k) plan of the Company, or any Parent or Subsidiary, no payment for the Restricted Stock Unit may be made by the recipient during the six (6) month period following the hardship distribution, unless the Company determines that such payment would not jeopardize the tax-qualification of the Code §401(k) plan.

      (b) Vesting of Restricted Stock Units. The Board shall establish the vesting schedule applicable to Restricted Stock Units and shall specify the times, vesting and performance goal requirements. Until the end of the period(s) of time specified in the vesting schedule and/or the satisfaction of any performance criteria, the Restricted Stock Units subject to such Stock Incentive Agreement shall remain subject to forfeiture.
      (c) Acceleration of Award. The Board shall have the power to permit, in its sole discretion, an acceleration of the applicable restrictions or the applicable period of such restrictions with respect to any part or all of the Restricted Stock Units awarded to a Participant.
      (d) Necessity of Stock Incentive Agreement. Each grant of Restricted Stock Unit(s) shall be evidenced by a Stock Incentive Agreement that shall specify the terms, conditions and restrictions regarding the Participant’s right to receive Share(s) in the future, and shall incorporate such other terms and conditions as the Board, acting in its sole discretion, deems consistent with the terms of this Plan. The Board shall have sole discretion to modify the terms and provisions of Restricted Stock Unit(s) in accordance with Section 12 of this Plan.
      (e) Transferability of Restricted Stock Units. Except as otherwise provided in a Participant’s Restricted Stock Unit Award, no Restricted Stock Unit granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated by the holder Participant, except upon the death of the holder Participant by will or by the laws of descent and distribution.
      (f) Voting, Dividend & Other Rights. Unless the applicable Stock Incentive Agreement provides otherwise, holders of Restricted Stock Units shall not be entitled to vote or to receive dividends until they become owners of the Shares pursuant to their Restricted Stock Units.
      (g) Code §409A Requirements. A Restricted Stock Unit must meet certain restrictions contained in Code §409A if it is to avoid taxation under Code §409A as a “nonqualified deferred compensation plan.” No Restricted Stock Unit should be granted under this Plan without careful consideration of the impact of Code §409A with respect to such grant upon both the Company and the recipient of the Restricted Stock Unit.
      Section 8.     Securities Regulation. Each Stock Incentive Agreement may provide that, upon the receipt of Shares as a result of the exercise of a Stock Incentive or otherwise, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Incentive Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended (“1933 Act”), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise of a Stock Incentive granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.
      Section 9.     Life of Plan. No Stock Incentive shall be granted under this Plan on or after the earlier of:

(a) the tenth (10th) anniversary of the Effective Date of this Plan, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Incentives have been exercised in full or no longer are exercisable, or

(b) the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Incentives granted under this Plan or lapse of all restrictions under a Restricted Stock Award or Restricted Stock Unit) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.
This Plan shall continue in effect until all outstanding Stock Incentives have been exercised in full or are no longer exercisable and all Restricted Stock Awards or Restricted Stock Units have vested or been forfeited.
      Section 10.     Adjustment. Notwithstanding anything in Section 12 to the contrary, the number of Shares reserved under Section 3 of this Plan, the limit on the number of Shares that may be granted during a calendar year to any individual under Section 3 of this Plan, the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights, shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust (in a manner that satisfies the requirements of Code §424(a)) the number of Shares reserved under Section 3, and the number of Shares subject to Stock Incentives granted under this Plan, and the Exercise Price of any Options and the SAR Exercise Price of any Stock Appreciation Rights in the event of any corporate transaction described in Code §424(a) that provides for the substitution or assumption of such Stock Incentives. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Incentives granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.
      Section 11.     Change of Control of the Company.
      11.1 General Rule for Options. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Options granted under this Plan, with respect to any Option granted under this Plan that is not so assumed or substituted (a “Non-Assumed Option”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed Options, take any or all of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting and/or exercisability of such Non-Assumed Option; and/or

(b) Unilaterally cancel any such Non-Assumed Option which has not vested and/or which has not become exercisable as of the Action Effective Date; and/or

(c) Unilaterally cancel such Non-Assumed Option in exchange for:

(i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; or

(ii) cash or other property equal in value to the excess of the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the aggregate Exercise Price for such Shares; and/or

(d) Unilaterally cancel such Non-Assumed Option after providing the holder of such Option with (1) an opportunity to exercise such Non-Assumed Option to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e) Unilaterally cancel such Non-Assumed Option and notify the holder of such Option of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed Option determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the aggregate Exercise Price for such Shares.
However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed Option is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an Option.
      11.2 General Rule for SARs. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Stock Appreciation Rights granted under this Plan, with respect to any Stock Appreciation Right granted under this Plan that is not so assumed or substituted (a “Non-Assumed SAR”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed SARs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting and/or exercisability of such Non-Assumed SAR; and/or

(b) Unilaterally cancel any such Non-Assumed SAR which has not vested or which has not become exercisable as of the Action Effective Date; and/or

(c) Unilaterally cancel such Non-Assumed SAR in exchange for:

(i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that, in the aggregate, are equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; or

(ii) cash or other property equal in value to the excess of the Fair Market Value of the Shares subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) over the SAR Exercise Price for such Non-Assumed SAR; and/or

(d) Unilaterally cancel such Non-Assumed SAR after providing the holder of such SAR with (1) an opportunity to exercise such Non-Assumed SAR to the extent vested and/or exercisable within a specified period prior to the date of the Change of Control, and (2) notice of such opportunity to exercise prior to the commencement of such specified period; and/or

(e) Unilaterally cancel such Non-Assumed SAR and notify the holder of such SAR of such action, but only if the Fair Market Value of the Shares that could be purchased subject to such Non-Assumed SAR determined as of the Action Effective Date (taking into account vesting and/or exercisability) does not exceed the SAR Exercise Price for such Non-Assumed SAR.

However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed SAR is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of a SAR.
      11.3 General Rule for Restricted Stock Units. Except as otherwise provided in a Stock Incentive Agreement, if a Change of Control occurs, and if the agreements effectuating the Change of Control do not provide for the assumption or substitution of all Restricted Stock Units granted under this Plan, with respect to any Restricted Stock Unit granted under this Plan that is not so assumed or substituted (a “Non-Assumed RSU”), the Committee, in its sole and absolute discretion, may, with respect to any or all of such Non-Assumed RSUs, take either or both of the following actions to be effective as of the date of the Change of Control (or as of any other date fixed by the Committee occurring within the thirty (30) day period ending on the date of the Change of Control, but only if such action remains contingent upon the effectuation of the Change of Control) (such date referred to as the “Action Effective Date”):

(a) Accelerate the vesting of such Non-Assumed RSU; and/or

(b) Unilaterally cancel any such Non-Assumed RSU which has not vested as of the Action Effective Date; and/or

(c) Unilaterally cancel such Non-Assumed RSU in exchange for:

(i) whole and/or fractional Shares (or for whole Shares and cash in lieu of any fractional Share) that are equal to the number of Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); or

(ii) cash or other property equal in value to the Fair Market Value of the Shares subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting); and/or

(d) Unilaterally cancel such Non-Assumed RSU and notify the holder of such RSU of such action, but only if the Fair Market Value of the Shares that were subject to such Non-Assumed RSU determined as of the Action Effective Date (taking into account vesting) is zero.
However, notwithstanding the foregoing, to the extent that the recipient of a Non-Assumed RSU is an Insider, payment of cash in lieu of whole or fractional Shares or shares of a successor may only be made to the extent that such payment (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless a Stock Incentive Agreement provides otherwise, the payment of cash in lieu of whole or fractional Shares or in lieu of whole or fractional shares of a successor shall be considered a subsequent transaction approved by the original grant of an RSU.
      11.4 General Rule for Other Stock Incentive Agreements. If a Change of Control occurs, then, except to the extent otherwise provided in the Stock Incentive Agreement pertaining to a particular Stock Incentive or as otherwise provided in this Plan, each Stock Incentive shall be governed by applicable law and the documents effectuating the Change of Control.
      Section 12.     Amendment or Termination. This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the stockholders of the Company (a) to increase the number of Shares reserved under Section 3, except as set forth in Section 10, (b) to extend the maximum life of the Plan under Section 9 or the maximum exercise period under Section 7, (c) to decrease the minimum Exercise Price under Section 7, or (d) to change the designation of Eligible Recipients eligible for Stock

Incentives under Section 6. Stockholder approval of other material amendments (such as an expansion of the types of awards available under the Plan, an extension of the term of the Plan, a change to the method of determining the Exercise Price of Options issued under the Plan, or a change to the provisions of Section 7.2(j)) may also be required pursuant to rules promulgated by an established stock exchange or a national market system if the Company is, or become, listed or traded on any such established stock exchange or national market system, or for the Plan to continue to be able to issue Stock Incentives which meet the Performance-Based Exception. The Board also may suspend the granting of Stock Incentives under this Plan at any time and may terminate this Plan at any time. The Company shall have the right to modify, amend or cancel any Stock Incentive after it has been granted if (a) the modification, amendment or cancellation does not diminish the rights or benefits of the Stock Incentive recipient under the Stock Incentive (provided, however, that a modification, amendment or cancellation that results solely in a change in the tax consequences with respect to a Stock Incentive shall not be deemed as a diminishment of rights or benefits of such Stock Incentive), (b) the Participant consents in writing to such modification, amendment or cancellation, (c) there is a dissolution or liquidation of the Company, (d) this Plan and/or the Stock Incentive Agreement expressly provides for such modification, amendment or cancellation, or (e) the Company would otherwise have the right to make such modification, amendment or cancellation by applicable law.
      Section 13.     Miscellaneous.
      13.1 Stockholder Rights. No Participant shall have any rights as a stockholder of the Company as a result of the grant of a Stock Incentive to him or to her under this Plan or his or her exercise of such Stock Incentive pending the actual delivery of Shares subject to such Stock Incentive to such Participant.
      13.2 No Guarantee of Continued Relationship. The grant of a Stock Incentive to a Participant under this Plan shall not constitute a contract of employment and shall not confer on a Participant any rights upon his or her termination of employment or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Incentive Agreement that evidences his or her Stock Incentive.
      13.3 Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company as a condition precedent for the fulfillment of any Stock Incentive, an amount sufficient to satisfy Federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan and/or any action taken by a Participant with respect to a Stock Incentive. Whenever Shares are to be issued to a Participant upon exercise of an Option or a Stock Appreciation Right, or satisfaction of conditions under a Restricted Stock Unit, or grant of or substantial vesting of a Restricted Stock Award, the Company shall have the right to require the Participant to remit to the Company, as a condition of exercise of the Option or Stock Appreciation Right, or as a condition to the fulfillment of the Restricted Stock Unit, or as a condition to the grant or substantial vesting of the Restricted Stock Award, an amount in cash (or, unless the Stock Incentive Agreement provides otherwise, in Shares) sufficient to satisfy federal, state and local withholding tax requirements at the time of such exercise, satisfaction of conditions, or grant or substantial vesting. However, notwithstanding the foregoing, to the extent that a Participant is an Insider, satisfaction of withholding requirements by having the Company withhold Shares may only be made to the extent that such withholding of Shares (1) has met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) is a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Unless the Stock Incentive Agreement provides otherwise, the withholding of shares to satisfy federal, state and local withholding tax requirements shall be a subsequent transaction approved by the original grant of a Stock Incentive. Notwithstanding the foregoing, in no event shall payment of withholding taxes be made by a retention of Shares by the Company unless the Company retains only Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld.
      13.4 Notification of Disqualifying Dispositions of ISO Options. If a Participant sells or otherwise disposes of any of the Shares acquired pursuant to an Option that is an ISO on or before the later of (1) the date two (2) years after the date of grant of such Option, or (2) the date one (1) year after the exercise of such Option, then the Participant shall immediately notify the Company in writing of such sale or disposition and shall cooperate with the Company in providing sufficient information to the Company for the Company to properly report such sale or disposition to the Internal Revenue Service. The Participant acknowledges and agrees that he may be subject to federal, state and/or local tax withholding by the Company on the compensation income recognized by Participant from any such early disposition, and agrees that he shall include the compensation from such early disposition in his gross income for federal tax purposes. Participant also acknowledges that the Company may condition the exercise of any Option that is an ISO on the Participant’s express written agreement with these provisions of this Plan.
      13.5 Transfer. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.
      13.6 Construction. This Plan shall be construed under the laws of the State of Delaware.
      Section 14.     Performance Criteria.
      14.1 Performance Goal Business Criteria. Unless and until the Board proposes for stockholder vote and stockholders approve a change in the general performance measures set forth in this Section, the attainment of which may determine the degree of payout and/or vesting with respect to Stock Incentives to Employees and Key Persons pursuant to this Plan which are designed to qualify for the Performance-Based Exception, the performance measure(s) to be used by a Committee composed of solely two (2) or more Outside Directors for purposes of such grants shall be chosen from among the following:

(a) Earnings per share;

(b) Net income (before or after taxes);

(c) Return measures (including, but not limited to, return on assets, equity or sales);

(d) Cash flow return on investments which equals net cash flows divided by owners equity;

(e) Earnings before or after taxes, depreciation and/or amortization;

(f) Gross revenues;

(g) Operating income (before or after taxes);

(h) Total stockholder returns;

(i) Corporate performance indicators (indices based on the level of certain services provided to customers);

(j) Cash generation, profit and/or revenue targets;

(k) Growth measures, including revenue growth, as compared with a peer group or other benchmark;

(l) Share price (including, but not limited to, growth measures and total stockholder return); and/or

(m) Pre-tax profits.
      14.2 Discretion in Formulation of Performance Goals. The Board shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals; provided, however, that Stock Incentives that are to qualify for the Performance-Based Exception may not be adjusted upward (although the Committee shall retain the discretion to adjust such Stock Incentives downward).

      14.3 Performance Periods. The Board shall have the discretion to determine the period during which any performance goal must be attained with respect to a Stock Incentive. Such period may be of any length, and must be established prior to the start of such period or within the first ninety (90) days of such period (provided that the performance criteria is not in any event set after 25% or more of such period has elapsed).
      14.4 Modifications to Performance Goal Business Criteria. In the event that the applicable tax and/or securities laws change to permit Board discretion to alter the governing performance measures noted above without obtaining stockholder approval of such changes, the Board shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Board determines that it is advisable to grant Stock Incentives that shall not qualify for the Performance-Based Exception, the Board may make such grants without satisfying the requirements of Code §162(m); otherwise, a Committee composed exclusively of two (2) of more Outside Directors must make such grants.

INTERNET COMMERCE CORPORATION
6025 The Corners Parkway
Suite 100
Norcross, Georgia 30092
THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
      The undersigned stockholder of Internet Commerce Corporation (the “Company”) hereby revokes all prior proxies and hereby appoints each of Thomas J. Stallings and Glen E. Shipley as a proxy for the undersigned, each with full power of substitution, to vote all shares of Class A Common Stock, Series C Preferred Stock and Series D Preferred Stock of the Company which the undersigned is entitled to vote at the Company’s annual meeting of stockholders to be held on Wednesday, January 4, 2006 at 10:00 a.m., Eastern Time, at 6025 The Corners Parkway, Suite 100, Norcross, Georgia 30092 and at any postponement or adjournment thereof, and the undersigned authorizes and instructs such proxies or their substitutes to vote as designated on the reverse side hereof and in their discretion as to other matters.
      Please sign exactly as name appears on the reverse side. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
(Please date and sign on reverse)
(Continued on reverse side)

      The shares represented by this Proxy Card will be voted as directed by the undersigned stockholders. If no direction is given when the duly executed Proxy Card is returned, such shares will be voted “FOR” all nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4, and, in accordance with the judgment of the proxies, for or against any other matter that may properly come before the annual meeting and any postponement or adjournment thereof.
I PLAN TO ATTEND THE MEETING     ☐
The Board of Directors recommends a vote “FOR” all nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4.
Proposal 1 — Election of the following Nominees as Directors.
      NOMINEES:

Paul D. Lapides	Class I Director
Richard J. Berman	Class III Director
Arthur R. Medici	Class III Director

☐	FOR all Nominees listed at right (except as marked to the contrary)	☐	WITHHELD for all Nominees listed at right

(Instruction: To withhold authority to vote any individual nominee, strike a line through the nominee’s name above.)

Proposal 2 —	Approval of Amendments to the Company’s Bylaws to provide for the annual election of directors.

☐ For	☐ Against	☐ Abstain

Proposal 3 —	Approval of the Internet Commerce Corporation 2005 Stock Incentive Plan.

☐ For	☐ Against	☐ Abstain

Proposal 4 —	Ratification of the appointment of Tauber & Balser, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2006.

☐ For	☐ Against	☐ Abstain
PLEASE MARK YOUR CHOICE LIKE THIS “X” IN BLUE OR BLACK INK.

Please mark, date and sign as your name appears on your stock certificate and return in the enclosed envelope.

Date

Signature

Signature if held jointly